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                                                                   Exhibit 10.20

                           LOAN AND SECURITY AGREEMENT

     THIS LOAN AND SECURITY AGREEMENT (this "Agreement") dated as of August 20, 2002, between SILICON VALLEY BANK, a California chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462, doing business under the name "Silicon Valley East" ("Bank") and ATHENAHEALTH, INC., a Delaware corporation and with its principal place of business at One Moody Street, Waltham, Massachusetts 02453 ("Borrower"), provides the terms on which Bank shall lend to Borrower and Borrower shall repay Bank. The parties agree as follows:

1.   ACCOUNTING AND OTHER TERMS

     Accounting terms not defined in this Agreement shall be construed following GAAP. Calculations and determinations must be made following GAAP. The term "financial statements" includes the notes and schedules. The terms "including" and "includes" always mean "including (or includes) without limitation," in this or any Loan Document. Capitalized terms in this Agreement shall have the meanings set forth in Section 13.

2.   LOAN AND TERMS OF PAYMENT

     2.1 PROMISE TO PAY. Borrower hereby unconditionally promises to pay Bank the unpaid principal amount of all Credit Extensions and interest on the unpaid principal amount of the Credit Extensions as and when due in accordance with this Agreement.

          2.1.1 REVOLVING ADVANCES.

               (a) Availability. Bank shall make Advances not exceeding (i) the Committed Revolving Line or the Borrowing Base, whichever is less, minus (ii) the aggregate outstanding Advances hereunder (including any Cash Management Services). Amounts borrowed under this Section may be repaid and reborrowed during the term of this Agreement.

               (b) Borrowing Procedure. To obtain an Advance, Borrower must notify Bank by facsimile or telephone by 3:00 p.m. Eastern time on the Business Day the Advance is to be made. If such notification is by telephone, Borrower must promptly confirm the notification by delivering to Bank a completed Payment/Advance Form in the form attached as EXHIBIT B. Bank shall credit Advances to Borrower's deposit account. Bank may make Advances under this Agreement based on instructions from a Responsible Officer or his or her designee or without instructions if the Advances are necessary to meet Obligations which have become due. Bank may rely on any telephone notice given by a person whom Bank believes is a Responsible Officer or designee. Borrower shall indemnify Bank for any loss Bank suffers due to such reliance.

               (c) Termination; Repayment. The Committed Revolving Line terminates on the Revolving Maturity Date, when the principal amount of all Advances and the unpaid interest thereon, shall be immediately due and payable. Notwithstanding the foregoing,, the Borrower may terminate this Agreement prior Maturity Date, provided that, at such time of termination all Obligations due to the Bank, shall be paid in full.

          2.1.2 CASH MANAGEMENT SERVICES SUBLIMIT. Borrower may use up to Five Hundred Thousand Dollars ($ 500,000.00) for the Bank's Cash Management Services, which may include merchant services, direct deposit of payroll, business credit card and check cashing services identified in the various cash management services agreements related to such services (the "Cash Management Services"). Such aggregate amounts utilized under the Cash Management Services Sublimit shall at all times reduce the amount otherwise available for Credit Extensions under the Committed Revolving Line. Any amounts Bank pays on behalf of Borrower or any amounts that are not paid by Borrower for any Cash Management Services will be treated as Advances under the Committed Revolving Line and will accrue interest at the interest rate applicable to Advances.

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          2.1.3 UNDISBURSED CREDIT EXTENSIONS. The Bank's obligation to lend the undisbursed portion of the Credit Extensions shall terminate if there has been a Material Adverse Change or there has been any material adverse deviation by Borrower from the most recent business plan of Borrower presented to and accepted by Bank prior to the execution of this Agreement.

     2.2 OVERADVANCES. If Borrower's Obligations under Sections 2.1.1 and 2.1.2 exceed the lesser of either (i) the Committed Revolving Line or (ii) the Borrowing Base, Borrower must immediately pay in cash to Bank the excess.

     2.3 INTEREST RATE; PAYMENTS.

               (a) Interest Rate. The principal amounts outstanding under the Committed Revolving Line shall accrue interest at a per annum rate equal to the aggregate of the Bank's Prime Rate, and one half of one percent ( .50%). After an Event of Default, Obligations shall bear interest at five percent (5.0%) above the rate effective immediately before the Event of Default. The applicable interest rate hereunder shall increase or decrease when the Prime Rate changes. Interest is computed on the basis of a 360-day year for the actual number of days elapsed.

               (b) Payments. Interest is payable on the Payment Date of each month. Bank may debit any of Borrower's deposit accounts with Bank including Account Number 3300097812 for principal and interest payments or any amounts Borrower owes Bank. Bank shall promptly notify Borrower when it debits Borrower's accounts. These debits are not a set-off. Payments received after 12:00 noon Eastern time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment is due the next Business Day and additional fees or interest, as applicable, shall continue to accrue.

     2.4 FEES. BORROWER SHALL PAY TO BANK:

               (a) Facility Fee. A fully earned non-refundable facility fee of Twelve Thousand Five Hundred Dollars ($12,500.00) due on the Closing Date;

               (b) Unused Committed Revolving Line Facility Fee. In addition to the Committed Revolving Line facility fee described above, as compensation for the Bank's maintenance of sufficient funds available for such purpose, the Bank shall have earned an Unused Committed Revolving Line Facility Fee, which fee shall be paid quarterly, in arrears, on a calendar year basis, in an amount equal to one-eighth of one percent (.125%) of the average unused portion of the Committed Revolving Line, as determined by the Bank. The Borrower shall not be entitled to any credit, rebate or repayment of any facility fee previously earned by the Bank pursuant to this Section notwithstanding any termination of the within Agreement, or suspension or termination of the Bank's obligation to make loans and advances hereunder; and

               (c) Bank Expenses. All Bank Expenses (including reasonable attorneys' fees and expenses incurred through and after the Closing Date) when due.

3.   CONDITIONS OF LOANS

     3.1 CONDITIONS PRECEDENT TO INITIAL CREDIT EXTENSION. The obligation of Bank to make the initial Credit Extension is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank, the following:

               (a) this Agreement;

               (b) a certificate of the Secretary of Borrower with respect to articles, bylaws, incumbency and resolutions authorizing the execution and delivery of this Agreement;

               (c) Negative pledge Agreement covering Intellectual Property;


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               (d) landlord's waiver;

               (e) a legal opinion of Borrower's counsel, in form and substance acceptable to Bank;

               (f) financing statements (Forms UCC- I );

               (g) Agency Control Agreement with Silicon Valley Bank;

               (h) insurance certificate;

               (i) payment of the fees and Bank Expenses then due specified in
Section 2.4 hereof;

               (j) Certificate of Foreign Qualification (if applicable);

               (k) Certificate of Good Standing/Legal Existence; and

               (l) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

     3.2 CONDITIONS PRECEDENT TO ALL CREDIT EXTENSIONS. Bank's obligation to make each Credit Extension, including the initial Credit Extension, is subject to the following:

               (a) timely receipt of any Payment/Advance Form; and

               (b) the representations and warranties in Section 5 shall be materially true on the date of the Payment/Advance Form and on the effective date of each Credit Extension and no Event of Default shall have occurred and be continuing, or result from the Credit Extension. Each delivery of a Payment/Advance Form by Borrower is conditioned upon Borrower's representation and warranty on that date that the representations and warranties in Section 5 remain materially true.

4.   CREATION OF SECURITY INTEREST

     4.1 GRANT OF SECURITY INTEREST. Borrower hereby grants Bank, to secure the payment and performance in full of all of the Obligations and the performance of each of Borrower's duties under the Loan Documents, a continuing security interest in, and pledges and assigns to the Bank, the Collateral, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof. Borrower warrants and represents that the security interest granted herein shall be a first priority security interest in the Collateral. Bank may place a "hold" on any deposit account pledged as Collateral.

     Except as noted on the Perfection Certificate, Borrower is not a party to, nor is bound by, any license or other agreement with respect to which the Borrower is the licensee that prohibits or otherwise restricts Borrower from granting a security interest in Borrower's interest in such license or agreement or any other property. Without prior consent from Bank, Borrower shall not enter into, or become bound by, any such license or agreement which is reasonably likely to have a material impact on Borrower's business or financial condition. Borrower shall take such steps as Bank requests to obtain the consent of, or waiver by, any person whose consent or waiver is necessary for all such licenses or contract rights to be deemed "Collateral" and for Bank to have a security interest in it that might otherwise be restricted or prohibited by law or by the terms of any such license or agreement, whether now existing or entered into in the future.

     Borrower agrees that any disposition of the Collateral in violation of this Agreement, by either the Borrower or any other Person, shall be deemed to violate the rights of the Bank under the Code. If this Agreement is terminated, Bank's lien and security interest in the Collateral shall continue until Borrower fully satisfies its Obligations. If Borrower shall at any time, acquire a commercial tort claim, Borrower shall promptly notify Bank in


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a writing signed by Borrower of the brief details thereof and grant to Bank in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to Bank.

5.   REPRESENTATIONS AND WARRANTIES BORROWER REPRESENTS AND WARRANTS AS FOLLOWS:

     5.1 DUE ORGANIZATION AND AUTHORIZATION. Borrower and each Subsidiary is duly existing and in good standing in its state of formation and qualified and licensed to do business in, and in good standing in, any state in which the conduct of its business or its ownership of property requires that it be qualified except where the failure to do so could not reasonably be expected to cause a Material Adverse Change. In connection with this Agreement, the Borrower delivered to the Bank a certificate signed by the Borrower and entitled "Perfection Certificate". The Borrower represents and warrants to the Bank that:
(a) the Borrower's exact legal name is that indicated on the Perfection Certificate and on the signature page hereof; and (b) the Borrower is an organization of the type, and is organized in the jurisdiction, set forth in the Perfection Certificate; and (c) the Perfection Certificate accurately sets forth the Borrower's organizational identification number or accurately states that the Borrower has none; and (d) the Perfection Certificate accurately sets forth the Borrower's place of business, or, if more than one, its chief executive office as well as the Borrower's mailing address if different, and (e) all other information set forth on the Perfection Certificate pertaining to the Borrower is accurate and complete. If the Borrower does not now have an organizational identification number, but later obtains one, Borrower shall forthwith notify the Bank of such organizational identification number.

     The execution, delivery and performance of the Loan Documents have been duly authorized, and do not conflict with Borrower's organizational documents, nor constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which or by which it is bound in which the default could reasonably be expected to cause a Material Adverse Change.

     5.2 COLLATERAL. Borrower has good title to the Collateral, free of Liens except Permitted Liens. Borrower has no deposit account, other than the deposit accounts with Bank and deposit accounts described in the Perfection Certificate delivered to the Bank in connection herewith. The Accounts are bona fide, existing obligations, and the service or property has been performed or delivered to the account debtor or its agent for immediate shipment to and unconditional acceptance by the account debtor. The Collateral is not in the possession of any third party bailee (such as a warehouse). In the event that Borrower, after the date hereof, intends to store or otherwise deliver any portion of the Collateral to a bailee, then Borrower will first receive the written consent of Bank and such bailee must acknowledge in writing that the bailee is holding such Collateral for the benefit of Bank. Borrower has no knowledge of any actual or imminent Insolvency Proceeding of any account debtor whose accounts are an Eligible Account in any Borrowing Base Certificate. All Inventory is in all material respects of good and marketable quality, free from material defects.

     5.3 LITIGATION. Except as shown in the Perfection Certificate, there are no actions or proceedings pending or, to the knowledge of Borrower's Responsible Officers, threatened by or against Borrower or any Subsidiary in which an adverse decision could reasonably be expected to cause a Material Adverse Change.

     5.4 NO MATERIAL DEVIATION IN FINANCIAL STATEMENTS. All consolidated financial statements for Borrower and any Subsidiary delivered to Bank fairly present in all material respects Borrower's consolidated financial condition and Borrower's consolidated results of operations. There has not been any material deterioration in Borrower's consolidated financial condition since the date of the most recent financial statements submitted to Bank.

     5.5 SOLVENCY. Borrower is able to pay its debts (including trade debts) as they mature.

     5.6 REGULATORY COMPLIANCE. Borrower is not an "investment company" or a company "controlled" by an "investment company" under the Investment Company Act. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations T and U of the Federal Reserve Board of Governors). Borrower has complied in all material respects with the Federal Fair Labor Standards Act. Borrower has


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not violated any laws, ordinances or rules, the violation of which could reasonably be expected to cause a Material Adverse Change. None of Borrower's or any Subsidiary's properties or assets has been used by Borrower or any Subsidiary or, to the best of Borrower's knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower and each Subsidiary has timely filed all required tax returns and paid, or made adequate provision to pay, all material taxes, except those being contested in good faith with adequate reserves under GAAP. Borrower and each Subsidiary has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all government authorities that are necessary to continue its business as currently conducted except where the failure to make such declarations, notices or filings would not reasonably be expected to cause a Material Adverse Change.

     5.7 SUBSIDIARIES. Borrower does not own any stock, partnership interest or other equity securities except for Permitted Investments.

     5.8 FULL DISCLOSURE. No written representation, warranty or other statement of Borrower in any certificate or written statement given to Bank taken together with all such written certificates and written statements given to Bank contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading (it being recognized by Bank that the projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected or forecasted results).

6.   AFFIRMATIVE COVENANTS BORROWER SHALL DO ALL OF THE FOLLOWING:

     6.1 GOVERNMENT COMPLIANCE. Borrower shall maintain its and any Guarantor's legal existence and good standing in its jurisdiction of formation and maintain qualification in each jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on Borrower's business or operations. Borrower shall comply, and have each Subsidiary comply, with all laws, ordinances and regulations to which it is subject, noncompliance with which could have a material adverse effect on Borrower's business or operations or be expected to cause a Material Adverse Change.

     6.2 FINANCIAL STATEMENTS, REPORTS, CERTIFICATES.

               (a) Borrower shall deliver to Bank: (i) as soon as available, but no later than thirty (30) days after the last day of each month, a Compliance Certificate signed by a Responsible Officer in the form of EXHIBIT D together with a company prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during the period certified by a Responsible Officer and in a form acceptable to Bank; (ii) as soon as available, but no later than one hundred and twenty (120) days after the last day of Borrower's fiscal year, a Compliance Certificate signed by a Responsible Officer in the form of EXHIBIT D, together with audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm reasonably acceptable to Bank; (iii) in the event that the Borrower's stock becomes publicly held, within five (5) days of filing, copies of all statements, reports and notices made available to Borrower's security holders or to any holders of Subordinated Debt and all reports on Form 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission; (iv) a prompt report of any legal actions pending or threatened against Borrower or any Subsidiary that would be reasonably likely to result in damages or costs to Borrower or any Subsidiary of Two Hundred Fifty Thousand Dollars ($250,000.00) or more; and (v) other financial information reasonably requested by Bank.

               (b) Within twenty (20) days after the last day of each month in which Advances were outstanding, Borrower shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in the form of Exhibit C, with aged listings of accounts receivable and accounts payable (by invoice date).

               (c) Allow Bank to audit, prior to an Event of Default during normal business hours and upon Bank's reasonable advance notice to Borrower, Borrower's Collateral at Borrower's expense. Such audits


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shall be conducted no more often than once every twelve (12) months unless an
Event of Default has occurred and is continuing. Notwithstanding the foregoing, the initial audit shall occur before any Credit Extensions are advanced.

     6.3 INVENTORY; RETURNS. Borrower shall keep all Inventory in good and marketable condition, free from material defects normal wear and tear excepted. Returns and allowances between Borrower and its account debtors shall follow Borrower's customary practices as they exist at the Closing Date. Borrower shall promptly notify Bank of all returns, recoveries, disputes and claims that involve more than Fifty Thousand Dollars ($50,000.00).

     6.4 TAXES. Borrower shall make, and cause each Subsidiary to make, timely payment of all material federal, state, and local taxes or assessments (other than taxes and assessments which Borrower is contesting in good faith, with adequate reserves maintained in accordance with GAAP) and will deliver to Bank, on demand, appropriate certificates attesting to such payments.

     6.5 INSURANCE. Borrower shall keep its business and the Collateral insured for risks and in amounts, standard for Borrower's industry, and as Bank may reasonably request in Bank's reasonable discretion. Insurance policies shall be in a form, with companies, and in amounts that are reasonably satisfactory to Bank. All property policies shall have a lender's loss payable endorsement showing Bank as an additional loss payee and all liability policies shall show the Bank as an additional insured and all policies shall provide that the insurer must give Bank at least twenty (20) days notice before canceling its policy. At Bank's request, Borrower shall deliver certified copies of policies and evidence of all premium payments. Following an Event of Default, proceeds payable under any policy shall, at Bank's option, be payable to Bank on account of the Obligations. If Borrower fails to obtain insurance as required under
Section 6.5 or to pay any amount or furnish any required proof of payment to third persons and the Bank, Bank may make all or part of such payment or obtain such insurance policies required in Section 6.5, and take any action under the policies Bank deems prudent.

     6.6 ACCOUNTS. In order to permit the Bank to monitor the Borrower's financial performance and condition, Borrower, and all Borrower's Subsidiaries, shall maintain Borrower's, and such Subsidiaries, primary depository, operating, and securities accounts with Bank. In addition to the foregoing, on the Closing Date, and at all times thereafter, Borrower shall maintain not less than Two Million Five Hundred Thousand Dollars ($2,500,000.00) in unrestricted cash or securities in excess of that amount used for Borrower's or such Subsidiaries operations, in accounts with the Bank or a Bank subsidiary, directed by Bank. Any Guarantor shall maintain all depository, operating and securities accounts with Bank. Borrower shall identify to Bank, in writing, any bank or securities account opened by Borrower with any institution other than Bank. In addition, for each such account that the Borrower at any time opens or maintains, Borrower shall, at the Bank's request and option, pursuant to an agreement in form and substance acceptable to the Bank, cause the depositary bank or securities intermediary to agree that such account is the collateral of the Bank pursuant to the terms hereunder. The provisions of this paragraph shall not apply to deposit accounts exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of the Borrower's employees.

     6.7 FINANCIAL COVENANTS.

     Borrower shall maintain at all times, to be tested as of the last day of each month, unless otherwise noted:

               (a) Adjusted Quick Ratio. A ratio of Quick Assets to Current Liabilities minus Deferred Revenue of at least 1.5 to 1.0.

               (b) Minimum Sales Revenue. Tested monthly, a minimum of Seventy-Five percent (75.0%) of projected sales revenue measured on a cumulative rolling three (3) consecutive month period for each calendar year, beginning on September 1, 2002, as projected in the monthly Company Overview Financial Package and presented to Senior Management and the Board of Directors.


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     6.8 FURTHER ASSURANCES. Borrower shall execute any further instruments and take further action as Bank reasonably requests to perfect or continue Bank's security interest in the Collateral or to effect the purposes of this Agreement.

7.   NEGATIVE COVENANTS

     Borrower shall not do any of the following without the Bank's prior written consent which shall not be unreasonably withheld.

     7.1 DISPOSITIONS. Convey, sell, lease, transfer or otherwise dispose of (collectively a "Transfer"), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, except for Transfers (i) of Inventory in the ordinary course of business; (ii) of non-exclusive licenses and similar arrangements for the use of the property of Borrower or its Subsidiaries in the ordinary course of business; or (iii) of worn-out or obsolete Equipment.

     7.2 CHANGES IN BUSINESS, OWNERSHIP, MANAGEMENT OR BUSINESS LOCATIONS. Engage in or permit any of its Subsidiaries to engage in any business other than the businesses currently engaged in by Borrower or have a material change in its ownership (other than by the sale of Borrower's equity securities in a public offering or to venture capital investors so long as Borrower identifies to Bank the venture capital investors prior to the closing of the investment), or management. Borrower shall not, without at least thirty (30) days prior written notice to Bank: (i) relocate its chief executive office, or add any new offices or business locations (unless such new offices or business locations contain less than Five Thousand Dollars ($5,000.00) in Borrower's assets or property), or (ii) change its jurisdiction of organization, or (iii) change its organizational structure or type, or (iv) change its legal name, or (v) change any organizational number (if any) assigned by its jurisdiction of organization.

     7.3 MERGERS OR ACQUISITIONS. Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person. A Subsidiary may merge or consolidate into another Subsidiary or into Borrower.

     7.4 INDEBTEDNESS. Create, incur, assume, or be liable for any Indebtedness, or permit any Subsidiary to do so, other than Permitted Indebtedness.

     7.5 ENCUMBRANCE. Create, incur, or allow any Lien on any of its property, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens, or permit any Collateral not to be subject to the first priority security interest granted herein. The Collateral may also be subject to Permitted Liens.

     7.6 DISTRIBUTIONS; INVESTMENTS. (i) Directly or indirectly acquire or own any Person, or make any Investment in any Person, other than Permitted Investments, or permit any of its Subsidiaries to do so; or (ii) pay any dividends or make any distribution or payment or redeem, retire or purchase any capital stock, except for repurchases of stock from former employees, consultants or directors of Borrower under the terms of applicable repurchase provisions in an aggregate amount not to exceed One Hundred and Fifty Thousand Dollars ($150,000.00) in the aggregate in any fiscal year, provided that no Event of Default has occurred, is continuing or would exist after giving effect to the repurchases.

     7.7 TRANSACTIONS WITH AFFILIATES. Directly or indirectly enter or permit any material transaction with any Affiliate, except transactions that are in the ordinary course of Borrower's business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm's length transaction with a non-affiliated Person.


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     7.8 SUBORDINATED DEBT. Make or permit any payment on any Subordinated Debt, except under the terms of the Subordinated Debt, or amend any provision in any document relating to the Subordinated Debt, without Bank's prior written consent.

     7.9 COMPLIANCE. Become an "investment company" or a company controlled by an "investment company", under the Investment Company Act of 1940 or undertake as one of its important activities extending credit to purchase or carry margin stock, or use the proceeds of any Credit Extension for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur, fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could reasonably be expected to have a material adverse effect on Borrower's business or operations or would reasonably be expected to cause a Material Adverse Change, or permit any of its Subsidiaries to do so.

8.   EVENTS OF DEFAULT

     Any one of the following is an Event of Default:

     8.1 PAYMENT DEFAULT. Borrower fails to pay any of the Obligations within three (3) Business Days after their due date. During the additional period the failure to cure the default is not an Event of Default (but no Credit Extension shall be made during the cure period);

     8.2 COVENANT DEFAULT. Borrower does not perform any obligation in Section 6 or violates any covenant in Section 7 or does not perform or observe any other material term, condition or covenant in this Agreement, any Loan Documents, or in any agreement between Borrower and Bank and as to any default under a term, condition or covenant that can be cured, has not cured the default within ten
(10) Business Days after it occurs, or if the default cannot be cured within ten
(10) Business Days or cannot be cured after Borrower's attempts in the ten (10) Business Day period, and the default may be cured within a reasonable time, then Borrower shall have additional time, (of not more than thirty (30) days) to attempt to cure the default. Grace periods provided under this section shall not apply, among other things, to financial covenants or any other covenants that are required to be satisfied, completed or tested by a date certain. During the additional period the failure to cure the default is not an Event of Default (but no Credit Extensions shall be made during the cure period);

     8.3 MATERIAL ADVERSE CHANGE. A Material Adverse Change occurs;

     8.4 ATTACHMENT. (i) Any material portion of Borrower's assets is attached, seized, levied on, or comes into possession of a trustee or receiver and the attachment, seizure or levy is not removed in ten (10) days; (ii) the service of process upon the Borrower seeking to attach, by trustee or similar process any funds of the Borrower on deposit with the Bank; (iii) Borrower is enjoined, restrained, or prevented by court order from conducting a material part of its business; (iv) a judgment or other claim becomes a Lien on a material portion of Borrower's assets; or (v) a notice of lien, levy, or assessment is filed against any of Borrower's assets by any government agency and not paid within ten (10) days after Borrower receives notice. These are not Events of Default if stayed or if a bond is posted pending contest by Borrower (but no Credit Extensions shall be made during the cure period);

     8.5 INSOLVENCY. (i) Borrower becomes unable to pay its debts as they mature; (ii) Borrower begins an Insolvency Proceeding; or (iii) an Insolvency Proceeding is begun against Borrower and not dismissed or stayed within forty-five (45) days (but no Credit Extensions shall be made before any Insolvency Proceeding is dismissed);

     8.6 OTHER AGREEMENTS. If there is a default in any agreement to which Borrower is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount in excess of One Hundred Thousand Dollars ($100,000) or that could result in a Material Adverse Change;

     8.7 JUDGMENTS. If a judgment or judgments for the payment of money in an amount, individually or in the aggregate, of at least Two Hundred Thousand Dollars ($200,000) shall be rendered against Borrower and shall remain unsatisfied and unstayed for a period of ten (10) days (provided that no Credit Extensions will be made prior to the satisfaction or stay of such judgment);

     8.8 MISREPRESENTATIONS. If Borrower or any Person acting for Borrower makes any material misrepresentation or material misstatement now or later in any warranty or representation in this Agreement or in any writing delivered to Bank or to induce Bank to enter this Agreement or any Loan Document.

     8.9 GUARANTY. (i) Any guaranty of any Obligations terminates or ceases for any reason to be in full force; or (ii) any Guarantor does not perform any obligation under any guaranty of the Obligations; or (iii) any material misrepresentation or material misstatement exists now or later in any warranty or representation in any guaranty of the Obligations or in any certificate delivered to Bank in connection with the guaranty; or (iv) any circumstance described in Section 7, or Sections 8.4, 8.5 or 8.7 occurs to any Guarantor, or
(v) the death, liquidation, winding up, termination of existence, or insolvency of any Guarantor.

9.   BANK'S RIGHTS AND REMEDIES

     9.1 Rights and Remedies. When an Event of Default occurs and continues Bank may, without notice or demand, do any or all of the following:

               (a) Declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.5 occurs all Obligations are immediately due and payable without any action by Bank);

               (b) Stop advancing money or extending credit for Borrower's benefit under this Agreement or under any other agreement between Borrower and Bank;

               (c) Settle or adjust disputes and claims directly with account debtors for amounts, on terms and in any order that Bank considers advisable;

               (d) Make any payments and do any acts it considers necessary or reasonable to protect its security interest in the Collateral. Borrower shall assemble the Collateral if Bank requests and make it available as Bank designates. Bank may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest and pay all expenses incurred. Borrower grants Bank a license to enter and occupy any of its premises, without charge, to exercise any of Bank's rights or remedies;

               (e) Apply to the Obligations any (i) balances and deposits of Borrower it holds, or (ii) any amount held by Bank owing to or for the credit or the account of Borrower;

               (f) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral. Bank is granted a non-exclusive, royalty-free license or other right to use, without charge, Borrower's labels, patents, copyrights, mask works, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any similar property as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Bank's exercise of its rights under this Section, Borrower's rights under all licenses and all franchise agreements inure to Bank's benefit; and

               (g) Dispose of the Collateral according to the Code.

     9.2 POWER OF ATTORNEY. Borrower hereby irrevocably appoints Bank as its lawful attorney-in-fact, to be effective upon the occurrence and during the continuance of an Event of Default, to: (i) endorse Borrower's name on any checks or other forms of payment or security; (ii) sign Borrower's name on any invoice or bill of lading for any Account or drafts against account debtors;
(iii) settle and adjust disputes and claims about the Accounts directly with account debtors, for amounts and on terms Bank determines reasonable; (iv) make, settle, and adjust all claims under Borrower's insurance policies; and (v) transfer the Collateral into the name of Bank or a third party as the

Code permits. Borrower hereby appoints Bank as its lawful attorney-in-fact to sign Borrower's name on any documents necessary to perfect or continue the perfection of any security interest regardless of whether an Event of Default has occurred until all Obligations have been satisfied in full and Bank is under no further obligation to make Credit Extensions hereunder. Bank's foregoing appointment as Borrower's attorney in fact, and all of Bank's rights and powers, coupled with an interest, are irrevocable until all Obligations have been fully repaid and performed and Bank's obligation to provide Credit Extensions terminates.

     9.3 ACCOUNTS COLLECTION. In the event that an Event of Default occurs and is continuing, Bank may notify any Person owing Borrower money of Bank's security interest in the funds and verify and/or collect the amount of the Account. After the occurrence of an Event of Default, and, if requested by Bank, any amounts received by Borrower shall be held in trust by Borrower for Bank, and, if requested by Bank, Borrower shall immediately deliver such receipts to Bank in the form received from the account debtor, with proper endorsements for deposit.

     9.4 BANK EXPENSES. Any amounts paid by Bank as provided herein are Bank Expenses and are immediately due and payable, and shall bear interest at the then applicable rate and be secured by the Collateral. No payments by Bank shall be deemed an agreement to make similar payments in the future or Bank's waiver of any Event of Default.

     9.5 BANK'S LIABILITY FOR COLLATERAL. So long as the Bank complies with reasonable banking practices regarding the safekeeping of collateral, the Bank shall not be liable or responsible for: (a) the safekeeping of the Collateral;
(b) any loss or damage to the Collateral; (c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, warehouseman, bailee, or other person. Borrower bears all risk of loss, damage or destruction of the Collateral.

     9.6 REMEDIES CUMULATIVE. Bank's rights and remedies under this Agreement, the Loan Documents, and all other agreements are cumulative. Bank has all rights and remedies provided under the Code, by law, or in equity. Bank's exercise of one right or remedy is not an election, and Bank's waiver of any Event of Default is not a continuing waiver. Bank's delay is not a waiver, election, or acquiescence. No waiver hereunder shall be effective unless signed by Bank and then is only effective for the specific instance and purpose for which it was given.

     9.7 DEMAND WAIVER. Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Bank on which Borrower is liable.

10.  NOTICES

     All notices or demands by any party to this Agreement or any other related agreement must be in writing and be personally delivered or sent by an overnight delivery service, by certified mail, postage prepaid, return receipt requested, or by telefacsimile at the addresses listed below. Either Bank or Borrower may change its notice address by giving the other written notice.

          If to Borrower: Athenahealth, Inc.
                          One Moody Street
                          Waltham, Massachusetts 02453
                          Attn: Mr. Carl Byers
                          FAX: (781) 642-8899

          with a copy to: Testa, Hurwitz & Thibeault, LLP
                          125 High Street
                          Boston, Massachusetts 02110
                          Attn.: Lawrence S. Wittenberg, Esquire
                          FAX: (617) 248-7000

          If to Bank:     Silicon Valley Bank
                          One Newton Executive Park, Suite 200
                          2221 Washington Street
                          Newton, Massachusetts 02462
                          Attn: Mr. Michael Hanewich
                          Fax: (617) 969-5973

          with a copy to: Riemer & Braunstein LLP
                          Three Center Plaza
                          Boston, Massachusetts 02108
                          Attn: David A. Ephraim, Esquire
                          FAX: (617) 880-3456

11.  CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER

     Massachusetts law governs the Loan Documents without regard to principles of conflicts of law. Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Massachusetts; provided, however, that if for any reason Bank cannot avail itself of such courts in the Commonwealth of Massachusetts, Borrower accepts jurisdiction of the courts and venue in Santa Clara County, California. NOTWITHSTANDING THE FOREGOING, THE BANK SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH THE BANK DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR TO OTHERWISE ENFORCE THE BANK'S RIGHTS AGAINST THE BORROWER OR ITS PROPERTY.

     BORROWER AND BANK EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL

12.  GENERAL PROVISIONS

     12.1 SUCCESSORS AND ASSIGNS. This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights or Obligations under it without Bank's prior written consent which may be granted or withheld in Bank's discretion. Bank has the right, without the consent of or notice to Borrower, to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank's obligations, rights and benefits under this Agreement, the Loan Documents or any related agreement.

     12.2 INDEMNIFICATION. Borrower hereby indemnifies, defends and holds the Bank and its officers, employees and agents harmless against: (a) all obligations, demands, claims, and liabilities asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (b) all losses or Bank Expenses incurred, or paid by Bank from, following, or consequential to transactions between Bank and Borrower (including reasonable attorneys' fees and expenses), except for losses caused by Bank's gross negligence or willful misconduct.

     12.3 RIGHT OF SET-OFF. Borrower and any guarantor hereby grant to Bank, a lien, security interest and right of setoff as security for all Obligations to Bank, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of the Bank or in transit to any of them. At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Bank may set off the same or any part thereof and apply the same to any liability or obligation of Borrower and any guarantor even though unmatured and regardless of the adequacy of any other collateral securing the Obligations. ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH

SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER OR ANY GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

     12.4 TIME OF ESSENCE. Time is of the essence for the performance of all Obligations in this Agreement.

     12.5 SEVERABILITY OF PROVISION. Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

     12.6 AMENDMENTS IN WRITING; INTEGRATION. All amendments to this Agreement must be in writing signed by both Bank and Borrower. This Agreement and the Loan Documents represent the entire agreement about this subject matter, and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement and the Loan Documents merge into this Agreement and the Loan Documents.

     12.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, are an original, and all taken together, constitute one Agreement.

     12.8 SURVIVAL. All covenants, representations and warranties made in this Agreement continue in full force while any Obligations remain outstanding. The obligation of Borrower in Section 12.2 to indemnify Bank shall survive until the statute of limitations with respect to such claim or cause of action shall have run.

     12.9 CONFIDENTIALITY. In handling any confidential information, Bank shall exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made:. (i) to Bank's subsidiaries or affiliates in connection with their business with Borrower; (ii) to prospective transferees or purchasers of any interest in the Credit Extensions (provided, however, Bank shall use commercially reasonable efforts in obtaining such prospective transferee's or purchaser's agreement to the terms of this provision); (iii) as required by law, regulation, subpoena, or other order,
(iv) as required in connection with Bank's examination or audit; and (v) as Bank considers appropriate in exercising remedies under this Agreement. Confidential information does not include information that either: (a) is in the public domain or in Bank's possession when disclosed to Bank, or becomes part of the public domain after disclosure to Bank; or (b) is disclosed to Bank by a third party, if Bank does not know that the third party is prohibited from disclosing the information.

     12.10 CONSENT AND WAIVER. Pursuant to that certain Loan and Security Agreement by and among the Bank and the Borrower dated as of June 27, 2002 (the "Existing Loan Agreement"), Bank hereby (i) consents to the transaction contemplated by this Agreement, (ii) waives the provisions of Sections 7.2 and
7.3 of the Existing Loan Agreement solely in connection with the transactions contemplated by this Agreement, and (iii) confirms and agrees that the transactions contemplated by this Agreement shall not constitute an event of default under Section 8 of the Existing Loan Agreement.

13.  DEFINITIONS

     13.1 DEFINITIONS.

     "ACCOUNTS" are all existing and later arising accounts, contract rights, and other obligations owed Borrower in connection with its sale or lease of goods (including licensing software and other technology) or provision of services, all credit insurance, guaranties, other security and all merchandise returned or reclaimed by Borrower and Borrower's Books relating to any of the foregoing, as such definition may be amended from time to time according to the Code.

     "ADVANCE" or "ADVANCES" is a loan advance (or advances) under the Committed Revolving Line.

     "AFFILIATE" of a Person is a Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person's senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person's managers and members.

     "BANK EXPENSES" are all audit fees and expenses and reasonable costs or expenses (including reasonable attorneys' fees and expenses) for preparing, negotiating, administering, defending and enforcing the Loan Documents (including appeals or Insolvency Proceedings).

     "BORROWER'S BOOKS" are all Borrower's books and records including ledgers, records regarding Borrower's assets or liabilities, the Collateral, business operations or financial condition and all computer programs or discs or any equipment containing the information.

     "BORROWING BASE" is eighty percent (80.0%) of Eligible Accounts as determined by Bank from Borrower's most recent Borrowing Base Certificate; provided, however, that Bank may lower the percentage of the Borrowing Base after performing an audit of Borrower's Collateral.

     "BUSINESS DAY" is any day that is not a Saturday, Sunday or a day on which the Bank is closed. "Cash Management Services" are defined in Section 2.1.2.

     "CLOSING DATE" is the date of this Agreement.

     "CODE" is the Uniform Commercial Code as adopted in Massachusetts, as amended and as may be amended and in effect from time to time.

     "COLLATERAL" is any and all properties, rights and assets of the Borrower granted by the Borrower to Bank described on Exhibit A hereto and incorporated by reference, now, or in the future, in which the Borrower obtains an interest, or the power to transfer rights.

     "COMMITTED REVOLVING LINE" is an Advance or Advances of up to Two Million Five Hundred Thousand Dollars ($ 2,500,000.00).

     "CONTINGENT OBLIGATION" is, for any Person, any direct or indirect liability, contingent or not, of that Person for (i) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (ii) any obligations for undrawn letters of credit for the account of that Person; and (iii) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but "Contingent Obligation" does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under the guarantee or other support arrangement.

     "CREDIT EXTENSION" is each Advance, or any other extension of credit by Bank for Borrower's benefit.

     "CURRENT LIABILITIES" are the aggregate amount of Borrower's Total Liabilities which mature within one (1) year, which shall include, without limitation, all obligations and liabilities of Borrower to Bank.

     "DEFERRED REVENUE" is all amounts received in advance of performance under contracts and not yet recognized as revenue.

     "ELIGIBLE ACCOUNTS" are billed Accounts in the ordinary course of Borrower's business that meet all Borrower's representations and warranties in
Section 5.2; but Bank may change eligibility standards by giving

Borrower thirty (30) days prior written notice. Unless Bank agrees otherwise in writing, Eligible Accounts shall not include:

               (a) Accounts that the account debtor has not paid within ninety
(90) days of invoice date;

               (b) Accounts for an account debtor, fifty percent (50%) or more of whose Accounts have not been paid within ninety (90) days of invoice date;

               (c) Credit balances over ninety (90) days from invoice date;

               (d) Accounts for an account debtor, including Affiliates, whose total obligations to Borrower exceed twenty-five (25%) of all Accounts, for the amounts that exceed that percentage, unless Bank approves in writing;

               (e) Accounts for which the account debtor does not have its principal place of business in the United States;

               (f) Accounts for which Borrower owes the account debtor, but only up to the amount owed (sometimes called "contra" accounts, accounts payable, customer deposits or credit accounts);

               (g) Accounts for which the account debtor is a federal, state or local government entity or any department, agency, or instrumentality thereof;

               (h) Accounts for demonstration or promotional equipment, or in which goods are consigned, sales guaranteed, sale or return, sale on approval, bill and hold, or other terms if account debtor's payment may be conditional;

               (i) Accounts for which the account debtor is Borrower's Affiliate, officer, employee, or agent;

               (j) Accounts in which the account debtor disputes liability or makes any claim and Bank believes there may be a basis for dispute (but only up to the disputed or claimed amount), or if the Account Debtor is subject to an Insolvency Proceeding, or becomes insolvent, or goes out of business;

               (k) Accounts for which Bank reasonably determines collection to be doubtful.

     "ERISA" is the Employment Retirement Income Security Act of 1974, and its regulations.

     "GAAP" is generally accepted accounting principles.

     "GUARANTOR" is any present or future guarantor of the Obligations.

     "INDEBTEDNESS" is (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations and (d) Contingent Obligations.

     "INSOLVENCY PROCEEDING" is any proceeding by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

     "INTELLECTUAL PROPERTY" is any copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished, now owned or later acquired; any patents, trademarks, service marks and applications therefor; any trade secret rights, including any rights to unpatented inventions, now owned or hereafter acquired.

     "INVENTORY" is present and future inventory in which Borrower has any interest, including merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products intended for sale or lease or to be furnished under a contract of service, of every kind and description now or later owned by or in the custody or possession, actual or constructive, of Borrower, including inventory temporarily out of its custody or possession or in transit and including returns on any accounts or other proceeds (including insurance proceeds) from the sale or disposition of any of the foregoing and any documents of title.

     "INVESTMENT" is any beneficial ownership of (including stock, partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

     "LIEN" is a mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

     "LOAN DOCUMENTS" are, collectively, this Agreement, any note, or notes or guaranties executed by Borrower or Guarantor, and any other present or future agreement between Borrower and/or for the benefit of Bank in connection with this Agreement, all as amended, extended or restated.

     "MATERIAL ADVERSE CHANGE" is: (i) A material impairment in the perfection or priority of Bank's security interest in the Collateral or in the value of such Collateral; (ii) a material adverse change in the business, operations, or condition (financial or otherwise) of the Borrower; or (iii) a material impairment of the prospect of repayment of any portion of the Obligations; or
(iv) Bank determines, based upon information available to it and in its reasonable judgment, that there is a substantial likelihood that Borrower shall fail to comply with one or more of the financial covenants in Section 6 during the next succeeding financial reporting period.

     "OBLIGATIONS" are debts, principal, interest, Bank Expenses and other amounts Borrower owes Bank now or later, including letters of credit, cash management services, and foreign exchange contracts, if any, and including interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank.

     "PAYMENT DATE" is the first calendar day of each month. "Permitted Indebtedness" is:

               (a) Borrower's indebtedness to Bank under this Agreement or the Loan Documents;

               (b) Indebtedness existing on the Closing Date and shown on the Perfection Certificate;

               (c) Subordinated Debt;

               (d) Indebtedness to trade creditors incurred in the ordinary course of business; and

               (e) Indebtedness secured by Permitted Liens; and

               (f) Extensions, refinancings, modifications, amendments and restatements of any items of Permitted Indebtedness (a) through (f) above, provided that the principal amount thereof is not increased or the terms thereof are not modified to impose more burdensome terms upon Borrower or its Subsidiary, as the case may be.

     "PERMITTED INVESTMENTS" are:

               (a) Investments shown on the Perfection Certificate and existing on the Closing Date; and

               (b) (i) marketable direct obligations issued or unconditionally guaranteed by the United States or its agency or any state maturing within 1 year from its acquisition, (ii) commercial paper maturing no more than 1 year after its creation and having the highest rating from either Standard & Poor's Corporation or

Moody's Investors Service, Inc., (iii) Bank's certificates of deposit issued maturing no more than 1 year after issue, (iv) any other investments administered through the Bank.

     "PERMITTED LIENS" are:

               (a) Liens existing on the Closing Date and shown on the Perfection Certificate or arising under this Agreement or other Loan Documents;

               (b) Liens for taxes, fees, assessments or other government charges or levies, either not delinquent or being contested in good faith and for which Borrower maintains adequate reserves on its Books, if they have no priority over any of Bank's security interests;

               (c) Purchase money Liens in an amount not to exceed Two Million Five Hundred Thousand Dollars ($2,500,000.00), in the aggregate (i) on Equipment acquired or held by Borrower incurred for financing the acquisition of the Equipment with Pentech Financial and GE Capital, or (ii) existing on equipment when acquired, if the Lien is confined to the property and improvements and the proceeds of the equipment.

               (d) Leases or subleases and non-exclusive licenses or sublicenses granted in the ordinary course of Borrower's business, if the leases, subleases, licenses and sublicenses permit granting Bank a security interest;

               (e) Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described in (a) through (c), but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness may not increase;

     "PERSON" is any individual, sole proprietorship, partnership, limited liability company, joint venture, company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

     "PRIME RATE" is Bank's most recently announced "prime rate," even if it is not Bank's lowest rate. Except as otherwise provided elsewhere herein, any Credit Extension made hereunder based on the Bank's Prime Rate shall increase or decrease with the changes in the Bank's Prime Rate.

     "QUICK ASSETS" is, on any date, the Borrower's consolidated, unrestricted cash, cash equivalents, net billed accounts receivable and investments with maturities of fewer than 12 months determined according to GAAP.

     "RESPONSIBLE OFFICER" is each of the Chief Executive Officer, President, Chief Financial Officer and Controller of Borrower.

     "REVOLVING MATURITY DATE" is 364 days from the Closing Date.

     "SUBORDINATED DEBT" is debt incurred by Borrower subordinated to Borrower's debt to Bank (pursuant to a subordination agreement entered into between the Bank, the Borrower and the subordinated creditor), on terms acceptable to Bank.

     "SUBSIDIARY" is any Person, corporation, partnership, limited liability company, joint venture, or any other business entity of which more than 50% of the voting stock or other equity interests is owned or controlled, directly or indirectly, by the Person or one or more Affiliates of the Person.

     "TOTAL LIABILITIES" is on any day, obligations that should, under GAAP, be classified as liabilities on Borrower's consolidated balance sheet, including all Indebtedness, and current portion of Subordinated Debt permitted by Bank to be paid by Borrower, but excluding all other Subordinated Debt.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as a scaled instrument under the laws of the Commonwealth of Massachusetts as of the date first above written.

BORROWERS:

ATHENAHEALTH, INC.


By: /s/ Carl Byers
    ---------------------------------
Name: Carl Byers
Title: CFO


BANK:

SILICON VALLEY BANK D/B/A
SILICON VALLEY EAST


By: /s/ Naomi B. Herman
    ---------------------------------
Name: Naomi B. Herman
Title: VP


SILICON VALLEY BANK


By: /s/ Maggie Garcia
    ---------------------------------
Name: Maggie Garcia
Title: AVP
       (Signed in Santa Clara County,
       California)

                        FIRST LOAN MODIFICATION AGREEMENT

     This First Loan Modification Agreement (this "Loan Modification Agreement') is entered into as of August 5, 2003, by and between SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462, doing business under the name "Silicon Valley East" ("Bank") and ATHENAHEALTH, INC., a Delaware corporation with its chief executive office located at One Moody Street, Waltham, Massachusetts 02453 ("Borrower").

     1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of August 20, 2002, evidenced by, among other documents, a certain Loan and Security Agreement dated as of August 20, 2002, between Borrower and Bank, (as amended, the "Loan Agreement"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

     2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the "Security Documents").

     Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

     3. DESCRIPTION OF CHANGE IN TERMS.

          A. Modifications to Loan Agreement.

          1. The Loan Agreement shall be amended by deleting the following definition appearing in Section 13.1 thereof:

          "Revolving Maturity Date" is 364 days from the Closing Date.

          and inserting in lieu thereof the following:

          "Revolving Maturity Date" is August 18, 2004.

          2. The Loan Agreement shall be amended by deleting the following definition appearing in Section 13.1 thereof:

          "Committed Revolving Line" is an Advance or Advances of up to Two Million Five Hundred Thousand Dollars ($2,500,000.00).

     and inserting in lieu thereof the following:

          "Committed Revolving Line" is an Advance or Advances of up to Three Million Five Hundred Thousand Dollars ($3,500,000.00).

          3. The Loan Agreement shall be amended by deleting Section 6.7(a) thereof, in its entirety and inserting in lieu thereof the following:

          (a) Adjusted Quick Ratio. A ratio of Quick Assets to Current Liabilities minus Deferred Revenue of at least 1.0 to 1.0.

          4. The Compliance Certificate appearing as Exhibit D to the Loan Agreement is hereby replaced with the Compliance Certificate attached as Exhibit A hereto.

     4. FEES. Borrower shall pay to Bank a modification fee equal to Seventeen Thousand Five Hundred Dollars ($17,500.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof. The Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

     5. RATIFICATION OF NEGATIVE PLEDGE AGREEMENT. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Negative Pledge Agreement dated as of August 20, 2002, between Borrower and Bank, and acknowledges, confirms and agrees that said Negative Pledge Agreement, shall remain in full force and effect.

     6. RATIFICATION OF PERFECTION CERTIFICATE. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of August 20, 2002, between Borrower and Bank, and acknowledges, confirms and agrees the disclosures and information above Borrower provided to Bank in the Perfection Certificate has not changed, as of the date hereof.

     7. AUTHORIZATION TO FILE. Borrower hereby authorizes Bank to file financing statements without notice to Borrower, with all appropriate jurisdictions, as Bank deems appropriate, in order to further perfect or protect Bank's interest in the Collateral, including a notice that any disposition of the Collateral, by either the Borrower or any other Person, shall be deemed to violate the rights of the Bank under the Code. .

     8. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

     9. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

     10. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

     11. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

     12. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank (provided, however, in no event shall this Loan Modification Agreement become effective until signed by an officer of Bank in California).

     This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:                               BANK:

ATHENAHEALTH, INC.                      SILICON VALLEY BANK, doing business as
                                        SILICON VALLEY EAST


By:                                     By:
    ---------------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------


                                        SILICON VALLEY BANK


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                               (signed in Santa Clara County,
                                               California)

                                    EXHIBIT A
                             COMPLIANCE CERTIFICATE

TO:   SILICON VALLEY BANK

FROM: ATHENAHEALTH, INC.

     The undersigned authorized officer of Athenahealth, Inc. certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending ______________ with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

     Please indicate compliance status by circling Yes/No under "Complies" column.

Reporting Covenant                           Required                Complies
------------------             -----------------------------------   --------
Monthly financial statements   Monthly within 30 days                Yes   No
with CC Annual (CPA Audited)   FYE within 120 days                   Yes   No
with CC 10-Q, 10-K and 8-K     Within 5 days after filing with SEC   Yes   No
BBC A/R \ Agings               Monthly within 20 days                Yes   No
                               (when Advances outstanding)
Audit                          Annually                              Yes   No

Financial Covenant               Required     Actual    Complies
------------------             -----------   --------   --------
Maintain on a Monthly Basis:   1.0:1.0       ____:1.0   Yes   No
Minimum Adjusted Quick Ratio   *__________   _______    Yes   No
Minimum Sale Revenue

*    As set forth in Section 6.7(b) of the Agreement.

Comments Regarding Exceptions: See Attached.

Sincerely,                              BANK USE ONLY


-------------------------------------   Received by:
Signature                                            ---------------------------
                                                     AUTHORIZED SIGNER
-------------------------------------   Date:
Title                                         ----------------------------------

-------------------------------------
Date                                    Verified:
                                                  ------------------------------
                                                  AUTHORIZED SIGNER
                                        Date:
                                              ----------------------------------

                       SECOND LOAN MODIFICATION AGREEMENT

     This Second Loan Modification Agreement (this "Loan Modification Agreement") is entered into as of November 4, 2003, by and between SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462, doing business under the name "Silicon Valley East" ("Bank") and ATHENAHEALTH, INC., a Delaware corporation with its chief executive office located at One Moody Street, Waltham, Massachusetts 02453 ("Borrower").

     1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of August 20, 2002, evidenced by, among other documents, a certain Loan and Security Agreement dated as of August 20, 2002, between Borrower and Bank, as amended by that certain First Loan Modification Agreement dated as of August 5, 2003, between Borrower and Bank (as amended, the "Loan Agreement"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

     2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the "Security Documents").

     Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

     3. DESCRIPTION OF CHANGE IN TERMS.

          A. Modifications to Loan Agreement.

          1. The Loan Agreement shall be amended by deleting Section 6.6 in its entirety and by inserting in lieu thereof the following:

          "Accounts. In order to permit the Bank to monitor the Borrower's financial performance and condition, Borrower, and all Borrower's Subsidiaries, shall maintain Borrower's, and such Subsidiaries, primary depository, and operating account, and a securities account with Bank. Without limiting the foregoing, on the Closing Date, and at all times thereafter, Borrower shall maintain (i) at all times when the total amount of Borrower's unrestricted cash and securities is equal to or greater than Two Million Five Hundred Thousand Dollars ($2,500,000.00); and (ii) at all times when the total amount of Borrower's unrestricted cash and securities is less than Two Million Five Hundred Thousand Dollars ($2,500,000.00), all of said unrestricted cash and securities, in each case, not less than Two Million Five Hundred Thousand Dollars ($2,500,000.00) shall be in accounts with the Bank or a Bank subsidiary, directed by Bank. Any Guarantor shall maintain all depository, operating and securities accounts with Bank. Borrower shall identify to Bank, in writing, any bank or securities account opened by Borrower with any institution other than Bank. In addition, for each such account that the Borrower at any time opens or maintains, Borrower shall, at the Bank's request and option, pursuant to an agreement in form and substance acceptable to the Bank, cause the depositary bank or securities intermediary to agree that such account is the collateral of the Bank pursuant to the terms hereunder. The provisions of this paragraph shall not apply to deposit accounts exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or fox the benefit of the Borrower's employees.

          2. The Loan Agreement shall be amended by inserting the following new provision to appear as Section 8.10 thereof:

          "8.10 2003 Loan Agreement. Any Event of Default under the 2003 Loan Agreement."

          3. The Loan Agreement shall be amended by inserting the following definition appearing alphabetically in Section 13.1 thereof:

          "2003 Loan Agreement" is that certain Loan and Security Agreement dated November 4, 2003, by and among ORIX Venture Finance LLC, in its individual capacity, and as agent for the Lenders, Silicon Valley Bank, in its individual capacity, and as payment agent for the Lenders, and Athenahealth, Inc.

     4. FEES. The Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

     5. RATIFICATION OF NEGATIVE PLEDGE AGREEMENT. Subject to Section 8.7 of the 2003 Loan Agreement, Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Negative Pledge Agreement dated as of August 20, 2002, between Borrower and Bank, and acknowledges, confirms and agrees that said Negative Pledge Agreement, shall remain in full force and effect.

     6. RATIFICATION OF PERFECTION CERTIFICATE. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of August 20, 2002, between Borrower and Bank, and acknowledges, confirms and agrees the disclosures and information above Borrower provided to Bank in the Perfection Certificate has not changed, as of the date hereof.

     7. AUTHORIZATION TO FILE. Borrower hereby authorizes Bank to file financing statements without notice to Borrower, with all appropriate jurisdictions, as Bank deems appropriate, in order to further perfect or protect Bank's interest in the Collateral, including a notice that any disposition of the Collateral, by either the Borrower or any other Person, shall be deemed to violate the rights of the Bank under the Code. .

     8. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

     9. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

     10. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

     11. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement,

     12. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank (provided, however, in no event shall this Loan Modification Agreement become effective until signed by an officer of Bard( in California).

     This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:                               BANK:

ATHENAHEALTH, INC.                      SILICON VALLEY BANK, doing business as
                                        SILICON VALLEY EAST


By: /s/ Jonathan Bush                   By:
    ---------------------------------       ------------------------------------
Name: Jonathan Bush                     Name:
Title: CEO                                   ----------------------------------
                                        Title:
                                               ---------------------------------


                                        SILICON VALLEY BANK


                                        By: /s/ Maggie Garcia
                                            ------------------------------------
                                        Name: Maggie Garcia
                                        Title: AVP
                                               (signed in Santa Clara County,
                                               California)

                        THIRD LOAN MODIFICATION AGREEMENT

     This Third Loan Modification Agreement (this "Loan Modification Agreement") is entered into as of September 29, 2004, by and between SILICON VALLEY BANK, a California-chartered bank, with its principal place-of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462, doing business under the name "Silicon Valley East" ("Bank") and ATHENAHEALTH, INC., a Delaware corporation with its chief executive office located at One Moody Street, Waltham, Massachusetts 02453 ("Borrower").

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of August 20, 2002, evidenced by, among other documents, a certain Loan and Security Agreement dated as of August 20, 2002, between Borrower and Bank, as amended by a certain First Loan Modification Agreement dated as of August 5, 2003, between Borrower and Bank, and as further amended by a certain Second Loan Modification Agreement dated as of November 4, 2003, between Borrower and Bank (as amended, the "Loan Agreement") Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the "Security Documents").

     Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

3.   DESCRIPTION OF CHANGE IN TERMS.

     A.   Modifications to Loan Agreement.

          1. The Loan Agreement shall be amended by deleting the following definition appearing in Section 13.1 thereof:

                    "REVOLVING MATURITY DATE" is August 18, 2004."

               and inserting in lieu thereof the following:

                    "REVOLVING MATURITY DATE" is August 17, 2005."

          2. The Loan Agreement shall be amended by deleting the following definition appearing in Section 13.1 thereof:

                    "COMMITTED REVOLVING LINE" is an Advance or Advances of up to Three Million Five Hundred Thousand Dollars ($3,500,000.00).

               and inserting in lieu thereof the following:

                    "COMMITTED REVOLVING LINE" is an Advance or Advances of up to Five Million Dollars ($5,000,000.00)."

          3. The Loan Agreement shall be amended by deleting the following provision appearing as Section 6.7(a) thereof.

                    "(a) ADJUSTED QUICK RATIO. A ratio of Quick Assets to Current Liabilities minus Deferred Revenue of at least 1.0 to 1.0."

               and inserting in lieu thereof

                    "(a) ADJUSTED QUICK RATIO. A ratio of Quick Assets to Current Liabilities minus Deferred Revenue of at least 1.20 to 1.0."

          4. The Compliance Certificate appearing as EXHIBIT D to the Loan Agreement is hereby replaced with the Compliance Certificate attached as EXHIBIT A hereto.

4. FEES. Borrower shall pay to Bank a modification fee equal to Twenty-Five Thousand Dollars ($25,000.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof. The Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5. RATIFICATION OF NEGATIVE PLEDGE AGREEMENT. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Negative Pledge Agreement dated as of August 20, 2002, between Borrower and Bank, and acknowledges, confirms and agrees that said Negative Pledge Agreement, shall remain in full force and effect.

6. RATIFICATION OF PERFECTION CERTIFICATE. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of August 20, 2002, between Borrower and Bank, and acknowledges, confirms and agrees the disclosures and information Borrower provided to Bank in the Perfection Certificate has not changed, as of the date hereof.

7. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

8. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

9. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

10. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

11. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank (provided, however, in no event shall this Loan Modification Agreement become effective until signed by an officer of Bank in California).

     This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:                               BANK:

ATHENAHEALTH, INC.                      SILICON VALLEY BANK, DOING BUSINESS
                                        AS SILICON VALLEY EAST


By: /s/ Carl Byers                      By:
    ---------------------------------       ------------------------------------
Name: Carl Byers                        Name:
Title: Chief Financial Officer                ----------------------------------
                                        Title:
                                               ---------------------------------


                                        SILICON VALLEY BANK,


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                               (signed in Santa Clara County,
                                                California)

                                    EXHIBIT A

                             COMPLIANCE CERTIFICATE

TO:   SILICON VALLEY BANK

FROM: ATHENAHEALTH, INC.

The undersigned authorized officer of Athenahealth, Inc., hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending ____________________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer expressly acknowledges that no borrowings may be requested by the Borrower at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that such compliance is determined not just at the date this certificate is delivered.

Please indicate compliance status by circling Yes/No under "Complies" column.

REPORTING COVENANT                         REQUIRED                 COMPLIES
------------------             ---------------------------------   ---------
Financial Statements with CC   Monthly w/in 30 days                Yes   No
Annual (CPA Audited) with CC   FYE within 120 days                 Yes   No
10K, 10Q and 8K                Within 5 days after filing w/ SEC   Yes   No
BBC and A/R Agings             Monthly w/in 20 days                Yes   No
                               (when Advances outstanding)
Audit                          Annually                            Yes   No

FINANCIAL COVENANT             REQUIRED     ACTUAL      COMPLIES
------------------             --------   ----------   ---------
Maintain on Monthly Basis:
Minimum Adjusted Quick Ratio    1.2:1.0    _____:1.0   Yes   No
Minimum Sales Revenue          $_______*  $_____       Yes   No

*    As set forth in Section 6.7(b) of the Agreement.

COMMENTS REGARDING EXCEPTIONS: See Attached.

Sincerely,                              BANK USE ONLY


                     Date:              RECEIVED BY:
------------------         ----------                ---------------------------
SIGNATURE                               DATE:
                                              ----------------------------------


------------------                      REVIEWED BY:
TITLE                                                ---------------------------
                                        COMPLIANCE STATUS: YES/NO

                       FOURTH LOAN MODIFICATION AGREEMENT

     This Fourth Loan Modification Agreement (this "Loan Modification Agreement") is entered into as of December 17, 2004, by and between SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462, doing business under the name "Silicon Valley East" ("Bank") and ATHENAHEALTH, INC., a Delaware corporation with its chief executive office located at One Moody Street, Waltham, Massachusetts 02453 ("Borrower").

     1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of August 20, 2002, evidenced by, among other documents, a certain Loan and Security Agreement dated as of August 20, 2002, between Borrower and Bank, as amended by a certain First Loan Modification Agreement dated as of August 5, 2003, between Borrower and Bank, as amended by a certain Second Loan Modification Agreement dated as of November 4, 2003, between Borrower and Bank, and as further amended by a certain Third Loan Modification Agreement dated as of September 29, 2004 between Borrower and Bank (as amended, the "Loan Agreement") Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

     2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the "Security Documents").

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

     3. DESCRIPTION OF CHANGE IN TERMS.

     A.   Modifications to Loan Agreement.

          1. The Loan Agreement shall be amended by deleting the following provision appearing as Section 2.1.1(a) thereof:

                    "(a) Availability. Bank shall make Advances not exceeding
               (i) the Committed Revolving Line or the Borrowing Base, whichever is less, minus (ii) the aggregate outstanding Advances hereunder (including any Cash Management Services). Amounts borrowed under this Section may be repaid and reborrowed during the term of this Agreement."

               and inserting in lieu thereof the following:

                    "(a) Availability. Bank shall make Advances not exceeding
               (i) the lesser of (A) the Committed Revolving Line or (B) the Borrowing Base minus (ii) the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), minus (iii) the aggregate outstanding Advances hereunder (including any Cash Management Services). Amounts borrowed under this Section may be repaid and reborrowed during the term of this Agreement."

          2. The Loan Agreement shall be amended by deleting Section 2.1.2 entitled "Cash Management Services Sublimit" in its entirety, and inserting in lieu thereof the following:

               "2.1.2. Cash Management Services Sublimit. Borrower may use up to Five Million Dollars ($5,000,000.00) for the Bank's Cash Management Services, which may include merchant services, direct deposit of payroll, business credit card and check cashing services identified in the various cash management services agreements related to such services (the "Cash Management Services"). Such aggregate amounts utilized under the Cash Management Services Sublimit shall at all times reduce the amount otherwise available for Credit Extensions under the Committed Revolving Line. Any amounts Bank pays on behalf of Borrower or any amounts that are not paid by Borrower for any Cash Management Services will be treated as Advances under the Committed Revolving Line and will accrue interest at the interest rate applicable to Advances."

          3. The Loan Agreement shall be amended by renumbering the provision entitled "Undisbursed Credit Extensions" to appear as Section
               2.1.4 thereof.

          4. The Loan Agreement shall be amended by inserting after 2.1.2 thereof the following new section entitled "Letters of Credit Sublimit":

               "2.1.3. Letters of Credit Sublimit.

                    (a) Bank shall issue or have issued Letters of Credit for
               Borrower's account not exceeding (i) the lesser of the Committed Revolving Line or the Borrowing Base minus (ii) the outstanding principal balance of any Advances (including any Cash Management Services), minus (iii) the amount of all Letters of Credit (including drawn but unreimbursed Letters of Credit), plus an amount equal to any Letter of Credit Reserves. The face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve) may not exceed Five Million Dollars ($5,000,000.00). Each Letter of Credit may have an expiry date after the Revolving Maturity Date provided Borrower's Letter of Credit reimbursement obligation shall be secured by cash on terms acceptable to Bank on and after
               (i) the Maturity Date of the Committed Revolving Line, or (ii) the occurrence of an Event of Default hereunder. All Letters of Credit shall be in form and substance acceptable to Bank in its sole discretion, and shall be subject to the terms and conditions of Bank's standard Application and Letter of Credit Agreement ("Letter of Credit Application").

               Borrower agrees to execute any further documentation in connection with the Letters of Credit as Bank may reasonably request.

                    (b) The obligation of Borrower to immediately reimburse Bank for drawings made under Letters of Credit shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement and such Letters of Credit, and such Letter of Credit Application. Borrower shall indemnify, defend, protect, and hold Bank harmless from any loss, cost, expense or liability, including, without limitation, reasonable attorneys' fees, arising out of or in connection with any Letters of Credit.

                    (c) Borrower may request that Bank issue a Letter of Credit payable in a currency other than United States Dollars. If a demand for payment is made under any such Letter of Credit, Bank shall treat such demand as an Advance to Borrower of the equivalent of the amount thereof (plus fees and charges in connection therewith such as wire, cable, SWIFT or similar charges) in United States currency at the then prevailing rate of exchange in San Francisco, California, for sales of that other currency for transfer to the country of which it is the currency.

                    (d) Upon the issuance of any Letter of Credit payable in a currency other than United States Dollars, Bank shall create a reserve (the "Letter of Credit Reserve") under the Committed Revolving Line for Letters of Credit against fluctuations in currency exchange rates, in an amount equal to ten percent (10%) of the face amount of such Letter of Credit. The amount of such reserve may be amended by Bank from time to time to account for fluctuations in the exchange rate. The availability of funds under the Committed Revolving Line shall be reduced by the amount of such reserve for as long as such Letter of Credit remains outstanding."

          5. The Loan Agreement shall be amended by deleting Section 2.2 thereof entitled "Overadvances":

               "2.2. Overadvances. If Borrower's Obligations under Sections
               2.1.1 and 2.1.2 exceed the lesser of either (i) the Committed Revolving Line or (ii) the Borrowing Base, Borrower must immediately pay in cash to Bank the excess."

               and inserting in lieu thereof the following:

               "2.2 Overadvances. If Borrower's Obligations under Sections 2.1.1, 2.1.2, and 2.1.3 exceed the lesser of either (i) the Committed Revolving Line or (ii) the Borrowing Base, Borrower must immediately pay in cash to Bank the excess."

          6. The Loan Agreement shall be amended by deleting the definition of "Credit Extensions" appearing in Section 13.1 thereof:

               ""CREDIT EXTENSION" is each Advance, or any other extension of credit by Bank for Borrower's benefit."

               and inserting in lieu thereof the following:

               ""CREDIT EXTENSION" is each Advance, Letter of Credit, or any other extension of credit by Bank for Borrower's benefit."

          7. The Loan Agreement shall be amended by inserting the following definitions to appear alphabetically in Section 13.1 thereof:

               ""LETTER OF CREDIT" means a letter of credit or similar undertaking issued by Bank pursuant to Section 2.1.3."

               ""LETTER OF CREDIT RESERVE" has the meaning set forth in Section 2.1.3."

          8. The Borrowing Base appearing as EXHIBIT C to the Loan Agreement is hereby replaced with the Compliance Certificate attached as EXHIBIT A hereto.

     4. FEES. The Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

     5. RATIFICATION OF NEGATIVE PLEDGE AGREEMENT. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Negative Pledge Agreement dated as of August 20, 2002, between Borrower and Bank, and acknowledges, confirms and agrees that said Negative Pledge Agreement, shall remain in full force and effect.

     6. RATIFICATION OF PERFECTION CERTIFICATE. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of August 20, 2002, between Borrower and Bank, and acknowledges, confirms and agrees the disclosures and information Borrower provided to Bank in the Perfection Certificate has not changed, as of the date hereof, except to the extent such disclosure is updated by the information contained in EXHIBIT B SUPPLEMENT attached hereto.

     7. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

     8. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

     9. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

     10. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

     11. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank (provided, however, in no event shall this Loan Modification Agreement become effective until signed by an officer of Bank in California).

                  [Remainder of Page Intentionally Left Blank]

     This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:                               BANK:

ATHENAHEALTH, INC.                      SILICON VALLEY BANK, doing business as
                                        SILICON VALLEY EAST


By: /s/ Carl Byers                      By: /s/ R. Bryan Jadot
    ---------------------------------       ------------------------------------
Name: Carl Byers                        Name: R. Bryan Jadot
Title: CFO                              Title: Vice President


                                        SILICON VALLEY BANK


                                        By: /s/ Jacquelyn Le
                                            ------------------------------------
                                        Name: Jacquelyn Le
                                        Title: Operations Supervisor
                                               (signed in Santa Clara County,
                                                California)

                                    EXHIBIT A

                           BORROWING BASE CERTIFICATE

Borrower: Athenahealth, Inc.
Lender: Silicon Valley Bank
Commitment Amount: $5,000,000.00

ACCOUNTS RECEIVABLE
(1) Accounts Receivable Book Value as of _________________   $__________________
(2) Additions (please explain on reverse)                    $__________________
(3) TOTAL ACCOUNTS RECEIVABLE                                $__________________
ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
(4) Amounts over 90 days due                                 $__________________
(5) Balance of 50% over 90 day accounts                      $__________________
(6) Credit balances over 90 days                             $__________________
(7) Concentration Limits                                     $__________________
(8) Foreign Accounts                                         $__________________
(9) Governmental Accounts                                    $__________________
(10) Contra Accounts                                         $__________________
(11) Promotion or Demo Accounts                              $__________________
(12) Intercompany/Employee Accounts                          $__________________
(13) Deferred Revenue                                        $__________________
(14) Other (please explain on reverse)                       $__________________
(15) TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS                    $__________________
(16) Eligible Accounts (#3 minus #15)                        $__________________
(17) LOAN VALUE OF ACCOUNTS ( 80% of #16)                    $__________________
BALANCES
(18) Maximum Loan Amount                                     $__________________
(19) Total Funds Available (Lesser of #17 or #18)            $__________________
(20) Present balance owing on Line of Credit                 $__________________
(21) Outstanding under Sublimits (Cash Mtg/L/C)              $__________________
(22) RESERVE POSITION (#19 minus #20 and #21)                $__________________

The undersigned represents and warrants that this is true, complete and correct, and that the information in this Borrowing Base Certificate complies with the representations and warranties in the Loan and Security Agreement between the undersigned and Silicon Valley Bank.

COMMENTS:


By:
    ---------------------------------
    Authorized Signer


BANK USE ONLY


Received by:
             ------------------------
             AUTHORIZED SIGNER
Date:
      -------------------------------
Verified:
          ---------------------------
          AUTHORIZED SIGNER
Date:
      -------------------------------
      Compliance Status: Yes   No

                                    EXHIBIT B
                                       TO
                       FOURTH LOAN MODIFICATION AGREEMENT

1.   athenahealth, Inc. has two registered trademarks:

     (a)  athenaNet

     (b)  athenahealth.com

2. There is currently a civil case pending in the Waltham District Court against athenahealth, Inc. titled:

     Rudolph Electric Co, Inc. v. Young Bickley Geiger International, Inc. Acstar Insurance Company and athenahealth, Inc.

Background

The construction Company Young Bickley Geiger International hired by athenahealth, Inc. failed to pay its subcontractor (Rudolph Electric) for work completed at 716 Main Street, Waltham, MA. The subcontractor sued all of the parties involved. The amount of the claim is $20,235.00. We plan to settle this matter.

                        FIFTH LOAN MODIFICATION AGREEMENT

     This Fifth Loan Modification Agreement (this "Loan Modification Agreement") is entered into as of February 28, 2005, by and between SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462 ("Bank") and ATHENAHEALTH, INC., a Delaware corporation with its chief executive office located at One Moody Street, Waltham, Massachusetts 02453 ("Borrower").

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of August 20, 2002, evidenced by, among other documents, a certain Loan and Security Agreement dated as of August 20, 2002, between Borrower and Bank, as amended by a certain First Loan Modification Agreement dated as of August 5, 2003, between Borrower and Bank, as amended by a certain Second Loan Modification Agreement dated as of November 4, 2003, between Borrower and Bank, as amended by a certain Third Loan Modification Agreement dated September 29, 2004, between Borrower and Bank, and as further amended by a certain Fourth Loan Modification Agreement dated December 17, 2004, between Borrower and Bank (as amended, the "Loan Agreement") Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the "Security Documents").

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents."

3. DESCRIPTION OF CHANGE IN TERMS.

     A.   Modifications to Loan Agreement.

          1 The Loan Agreement shall be amended by deleting the following provision appearing as Section 6.7(a) thereof:

               "(a) ADJUSTED QUICK RATIO. A ratio of Quick Assets to Current Liabilities minus Deferred Revenue of at least: 1.20 to 1.0 ."

               and inserting in lieu thereof:

               "(a) ADJUSTED QUICK RATIO. A ratio of Quick Assets to Current Liabilities minus Deferred Revenue of at least: (i) 1.20 to 1.0 as of the last day of each month beginning on September 30, 2004 through March 31, 2005, and (ii) 1.0 to 1.0 beginning on April 30, 2005, and as of the last day of each month thereafter."

          2 The Compliance Certificate appearing as EXHIBIT D to the Loan Agreement is hereby replaced with the Compliance Certificate attached as EXHIBIT A hereto.

4. FEES. The Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5. RATIFICATION OF NEGATIVE PLEDGE AGREEMENT. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Negative Pledge Agreement dated as of August 20, 2002, between Borrower and Bank, and acknowledges, confirms and agrees that said Negative Pledge Agreement, shall remain in full force and effect.

6. RATIFICATION OF PERFECTION CERTIFICATE. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of August 20, 2002, between Borrower and Bank, and acknowledges, confirms and agrees the disclosures and information Borrower provided to Bank in the Perfection Certificate has not changed, as of the date hereof, except to the extent such disclosure is updated by the information contained in EXHIBIT B SUPPLEMENT attached hereto.

7. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

8. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

9. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

10. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

11. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

     This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:                               BANK:

ATHENAHEALTH                            SILICON VALLEY BANK, doing business as
                                        SILICON VALLEY EAST


By: /s/ Carl Byers                      By:
    ---------------------------------       ------------------------------------
Name: Carl Byers                        Name:
Title: Chief Financial Officer                ----------------------------------
                                        Title:
                                               ---------------------------------


                                        SILICON VALLEY BANK


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                               (signed in Santa Clara County,
                                                California)

                                    EXHIBIT A

                             COMPLIANCE CERTIFICATE

TO:   SILICON VALLEY BANK

FROM: ATHENAHEALTH, INC.

The undersigned authorized officer of Athenahealth, Inc., hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending ___________________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer expressly acknowledges that no borrowings may be requested by the Borrower at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that such compliance is determined not just at the date this certificate is delivered.

PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

REPORTING COVENANT                          REQUIRED               COMPLIES
------------------             ---------------------------------   --------
Financial Statements with CC   Monthly w/in 30 days                Yes   No
Annual (CPA Audited) with CC   FYE within 120 days                 Yes   No
10K, 10Q and 8K                Within 5 days after filing w/ SEC   Yes   No
BBC and A/R Agings             Monthly w/in 20 days                Yes   No
                               (when Advances outstanding)
Audit                          Annually                            Yes   No

FINANCIAL COVENANT                          REQUIRED                  ACTUAL      COMPLIES
------------------             ---------------------------------   ------------   --------
Maintain on Monthly Basis:     1:2:1.0                             _______: 1.0   Yes   No
Minimum Adjusted Quick Ratio   (from 9/30/04 thru 3/31/05)
                               1.0 to 1.0                          _______: 1.0   Yes   No
                               (from 4/30/05, and the last day
                               of each month thereafter)
Minimum Sales Revenue          $_________*,                        $___________   Yes   No

*    As set forth in Section 6.7(b) of the Agreement

COMMENTS REGARDING EXCEPTIONS: See Attached.

Sincerely,                              BANK USE ONLY


                          Date          RECEIVED BY:
-----------------------        ------                ---------------------------
SIGNATURE                               DATE:
                                              ----------------------------------


                                        REVIEWED BY:
                                                     ---------------------------
                                        COMPLIANCE STATUE: YES/NO

                                    EXHIBIT B

                                       TO

                        FIFTH LOAN MODIFICATION AGREEMENT
            (2nd AMENDMENT TO THE PERFECTION CERTIFICATE OF 8/20/02)

                             SECTION 10 (LITIGATION)

On February 8, 2005, the Company was served with a Complaint in Billingnetwork Patent, Inc. v. athenahealth, Inc., alleging patent infringement. This lawsuit is pending in the Federal District Court of Florida, Middle District (Case Number 05-00205). The Company just recently selected counsel for representation in this matter.

CORPORATE RESOLUTIONS FOR
AMENDING LOAN ARRANGEMENT

Chris Nolin, being the Secretary of ATHENAHEALTH, INC., a Delaware corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, CERTIFIES that the following resolutions were adopted

CHECK     [ ]  at a duly called and conducted meeting of the Directors of said
ONE            corporation held on _____________________ at which ha quorum was present and voting throughout,

          [x] by the unanimous consent of the Directors of said corporation, the originals of which consents having been placed with the records of meetings of Directors of said corporation,

and are in conformity with the Articles of Incorporation and By-Laws of said corporation (each as amended to date) and that each of the following resolutions presently is in full force and effect without change:

AMENDMENT OF LOAN ARRANGEMENT

RESOLVED, That this corporation amend its loan arrangement(s) with Silicon
          Valley Bank (hereinafter, with any successor, the "BANK") in such manner as has been or is hereafter discussed and negotiated by and between the Bank on the one hand and any of the following, acting on behalf of this corporation, on the other:

Insert title, only, if
Persons to act on behalf of Treasurer & Chief Financial Officer corporation have titles.
Otherwise, insert names. Secretary

In connection with the foregoing, each of said officers and/or persons, acting as described above, is authorized to execute, seal, acknowledge, and deliver in the name of and on behalf of this corporation such instruments, documents, and papers which relate thereto as may be appropriate, each in such form and upon such terms as the officer(s) and/or person(s) so authorized determines, such execution and delivery to be conclusive of such officer'(s) and/or person'(s) authority so to act in the name of and on behalf of this corporation.

DELEGATION OF AUTHORITY

RESOLVED, That any one of the officers and/or persons authorized by the foregoing Resolution, acting singly, may by written instrument furnished the Bank delegate to any other officer or person the same authority which is vested singly and individually by said Resolution in the person(s) or officer(s) so delegating authority, which written delegation shall be in such form as may be requested by the Bank and may be subject to such restrictions and limitations as may be indicated thereon.

CONTINUATION OF AUTHORITY

RESOLVED,   That all resolutions and delegations relative to the authority of any officer or person to act on behalf of this corporation shall remain in full force and effect until the Bank's receipt of written notice of the revocation or modification of such authority from the person signing below as the Secretary of this corporation or from that person whom the Bank reasonably believes to be authorized to act in this regard on behalf of this corporation.

RATIFICATION OF PRIOR TRANSACTIONS

RESOLVED,   That all action heretofore taken on behalf of this corporation and all instruments, documents, and papers heretofore executed in the name of and on behalf of this corporation concerning this corporation's relationship with the Bank be, and they hereby are, approved, adopted, and ratified.

REVOCATION OF INCONSISTENT RESOLUTIONS

RESOLVED,   That any and all resolutions of this corporation which may be in conflict with any of the foregoing resolutions be, and they hereby are, revoked.

RESOLVED,   That the resolutions of this corporation's Directors concerning this corporation's relationship with and borrowing from Silicon Valley
            Bank (the "BANK"), with offices at 2221 Washington Street, Suite
            200, Newton, Massachusetts 02462, pursuant to which, among other things, this corporation may be granting the Bank a security interest or other collateral in and to, and/or mortgaging, all or any portion of the assets of this corporation, be, and said resolutions are hereby approved, adopted, and incorporated herein by reference.

                       PERSONS PRESENTLY AUTHORIZED TO ACT

I further CERTIFY that the following persons presently are authorized under the preceding Resolutions to act:

       Name                        Title
       ----         -----------------------------------
Carl Byers          Chief Financial Officer & Treasurer
Christopher Nolin   Secretary

     IN WITNESS WHEREOF, I have set my hand and the seal of this corporation on this 28th day of February, 2005.


                                        /s/ Christopher Nolin
     (Corporate Seal)                   ----------------------------------------
                                        Secretary

                                        Print Name: Christopher Nolin

     If the foregoing Resolutions confer authority upon the Secretary, this Certificate should be confirmed by another officer of the corporation.


                                        CONFIRMED: /s/ Carl Byers
                                                   -----------------------------
                                        Print Name: Carl Byers
                                        Title: Chief Financial Officer &
                                               Treasurer

                        SIXTH LOAN MODIFICATION AGREEMENT

     This Sixth Loan Modification Agreement (this "Loan Modification Agreement") is entered into as of September 23, 2005, and effective as of August 17, 2005, by and between SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462 ("Bank") and ATHENAHEALTH, INC., a Delaware corporation with its chief executive office located at 311 Arsenal Street, Watertown, Massachusetts 02472 ("Borrower").

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of August 20, 2002, evidenced by, among other documents, a certain Loan and Security Agreement dated as of August 20, 2002, between Borrower and Bank, as amended by a certain First Loan Modification Agreement dated as of August 5, 2003, between Borrower and Bank, as amended by a certain Second Loan Modification Agreement dated as of November 4, 2003, between Borrower and Bank, as amended by a certain Third Loan Modification Agreement dated September 29, 2004, between Borrower and Bank, as amended by a certain Fourth Loan Modification Agreement dated December 17, 2004, between Borrower and Bank, and as amended by a certain Fifth Loan Modification Agreement dated February 28, 2005, between Borrower and Bank (as amended, the "Loan Agreement") Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the "Security Documents").

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

3. DESCRIPTION OF CHANGE IN TERMS.

     A.   Modifications to Loan Agreement.

          1. The Loan Agreement shall be amended by deleting the following definitions appearing in Section 13.1 thereof:

               ""COMMITTED REVOLVING LINE" is an Advance or Advances of up to Five Million Dollars ($5,000,000.00)."

               ""REVOLVING MATURITY DATE" is August 17, 2005." and inserting in lieu thereof:

               "COMMITTED REVOLVING LINE" is an Advance or Advances of up to Eight Million Dollars ($8,000,000.00)."

               ""REVOLVING MATURITY DATE" is August 16, 2006."

          2. Notwithstanding Section 6.2(a)(ii) of the Loan Agreement, Borrower shall deliver its audited consolidated financial statements to the Bank on or before August 31, 2005.

4. FEES. Borrower shall pay to Bank a modification fee equal to Thirty-Seven Thousand Five Hundred Dollars ($37,500.00), which fee shall be due on the date hereof and shall be deemed fully earned as of such date. The Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5. RATIFICATION OF NEGATIVE PLEDGE AGREEMENT. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Negative Pledge Agreement dated as of August 20, 2002, between Borrower and Bank, and acknowledges, confirms and agrees that said Negative Pledge Agreement, shall remain in full force and effect.

6. RATIFICATION OF PERFECTION CERTIFICATE. Except as set for the in Schedule 1, Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of August 20, 2002, as amended on December 17, 2004, between Borrower and Bank, and acknowledges, confirms and agrees the disclosures and information Borrower provided to Bank in the Perfection Certificate has not changed, as of the date hereof.

7. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

8. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations, subject to the Consent and Waiver Agreement dated as of November 1, 2004 between athenahealth, Inc. and Bank.

9. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

10. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

11. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

     This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:                               BANK:

ATHENAHEALTH, INC.                      SILICON VALLEY BANK,


By: /s/ Carl Byers                      By:
    ---------------------------------       ------------------------------------
Name: Carl Byers                        Name:
Title: CFO                                    ----------------------------------
                                        Title:
                                               ---------------------------------

                                   SCHEDULE 1
                                       To
                       Sixth Loan Modification Agreement

     The following sections of the Perfection Certificate dated August 20, 2002 are amended as follows:

     1(b) athenahealth, Inc. is qualified as a foreign corporation in Michigan under the name athenaNet.

     1(c) A wholly owned subsidiary, AthenaNet India Private Limited, was incorporated in Chennai, India in August 2005.

     I(i) The potential claim originally listed is moot. The Company is evaluating other potential claims with respect to trademark infringement.

     2(a) Delete existing information listed and replace with the following: "
          311 Arsenal Street, Watertown, MA 02472"

     2(b) Delete existing information listed and replace with the following:
          "311 Arsenal Street, Watertown, MA 02472"

     2(d) Delete existing information listed and replace with the following:
          "Iron Mountain, Billerica, MA Burlington, MA, Milton NH, Franklin, MA & Northborough (all document storage facilities)"

     3(a) Add the following: One Moody Street, Waltham, MA 02453 (4/99-6/05)

     6(e) The Company has two registered trademarks:

          (a)  athenaNet

          (b)  athenahealth.com

     Exhibit B to the Fourth Loan Modification Agreement dated December 17, 2004 is deleted in its entirety.

     Christopher Nolin, being the Secretary of ATHENAHEALTH, INC., a Delaware corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, CERTIFIES that the following resolutions were adopted

CHECK     [ ]  at a duly called and conducted meeting of the Directors of said
ONE            corporation held on ______________ at which a quorum was present and voting throughout,

          [x] by the unanimous consent of the Directors of said corporation, the originals of which consents having been placed with the records of meetings of Directors of said corporation, and are in conformity with the Articles of Incorporation and By-Laws of said corporation (each as amended to date) and that each of the following resolutions presently is in full force and effect without change:

                          AMENDMENT OF LOAN ARRANGEMENT

RESOLVED, That this corporation amend its loan arrangement(s) with Silicon
          Valley Bank (hereinafter, with any successor, the "Bank") in such manner as has been or is hereafter discussed and negotiated by and between the Bank on the one hand and any of the following, acting on behalf of this corporation, on the other:

Insert title, only, if Persons         Jonathan Bush,
to act on behalf of corporation have   President & CEO Carl Byers, Treasurer
titles. Otherwise, insert names.

In connection with the foregoing, each of said officers and/or persons, acting as described above, is authorized to execute, seal, acknowledge, and deliver in the name of and on behalf of this corporation such instruments, documents, and papers which relate thereto as may be appropriate, each in such form and upon such terms as the officer(s) and/or person(s) so authorized determines, such execution and delivery to be conclusive of such officer'(s) and/or person'(s) authority so to act in the name of and on behalf of this corporation.

                             DELEGATION OF AUTHORITY

RESOLVED, That any one of the officers and/or persons authorized by the foregoing Resolution, acting singly, may by written instrument furnished the Bank delegate to any other officer or person the same authority which is vested singly and individually by said Resolution in the person(s) or officer(s) so delegating authority, which written delegation shall be in such form as may be requested by the Bank and may be subject to such restrictions and limitations as may be indicated thereon.

                            CONTINUATION OF AUTHORITY

RESOLVED, That all resolutions and delegations relative to the authority of any officer or person to act on behalf of this corporation shall remain in full force and effect until the Bank's receipt of written notice of the revocation or modification of such authority from the person signing below as the Secretary of this corporation or from that person whom the Bank reasonably believes to be authorized to act in this regard on behalf of this corporation.

                       RATIFICATION OF PRIOR TRANSACTIONS

RESOLVED, That all action heretofore taken on behalf of this corporation and all instruments, documents, and papers heretofore executed in the name of and on behalf of this corporation concerning this corporation's relationship with the Bank be, and they hereby are, approved, adopted, and ratified.

                     REVOCATION OF INCONSISTENT RESOLUTIONS

RESOLVED, That any and all resolutions of this corporation which may be in conflict with any of the foregoing resolutions be, and they hereby are, revoked.

RESOLVED, That the resolutions of this corporation's Directors concerning this corporation's relationship with and borrowing from Silicon Valley Bank (the "BANK"), with offices at 2221 Washington Street, Suite 200, Newton, Massachusetts 02462, pursuant to which, among other things, this corporation may be granting the Bank a security interest or other collateral in and to, and/or mortgaging, all or any portion of the assets of this corporation, be, and said resolutions are hereby approved, adopted, and incorporated herein by reference.

                       PERSONS PRESENTLY AUTHORIZED TO ACT

     I further CERTIFY that the following persons presently are authorized under the preceding Resolutions to act:

    Name             Title
    ----        ---------------
Jonathan Bush   President & CEO
Carl Byers      Treasurer

     IN WITNESS WHEREOF, I have set my hand and the seal of this corporation on this 16th day of September, 2005.


                                        /s/ Christopher Nolin
     (Corporate Seal)                   ----------------------------------------
                                        Secretary
                                        Print Name: Christopher Nolin

     If the foregoing Resolutions confer authority upon the Secretary, this Certificate should be confirmed by another officer of the corporation.

                                        CONFIRMED:


                                        /s/ Carl Byers
                                        ----------------------------------------
                                        Print Name: Carl Byers
                                        Title: CFO

                               SILICON VALLEY BANK

                            INVOICE FOR LOAN CHARGES

BORROWER:     ATHENAHEALTH, INC.

LOAN OFFICER: R. BRYAN JADOT

DATE:         SEPTEMBER 23, 2005

Commitment Fee   $37,500.00
TOTAL FEES DUE   $37,500.00

     Please indicate the method of payment:

          [ ]  A check for the total amount is attached.

          [ ]  Debit DDA _____________ for the total amount.

          [ ]  Loan proceeds


-------------------------------------   ----------------------------------------
Silicon Valley Bank                     (Date)
Account Officer's Signature

BORROWER:

ATHENSAHEALTH, INC.


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

BANK:

SILICON VALLEY BANK:


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                       SEVENTH LOAN MODIFICATION AGREEMENT

     This Seventh Loan Modification Agreement (this "Loan Modification Agreement") is entered into as of January 24, 2006, by and between SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462 ("Bank") and ATHENAHEALTH, INC., a Delaware corporation with its chief executive office located at 311 Arsenal Street, Watertown, Massachusetts 02472 ("Borrower").

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of August 20, 2002, evidenced by, among other documents, a certain Loan and Security Agreement dated as of August 20, 2002, between Borrower and Bank, as amended by a certain First Loan Modification Agreement dated as of August 5, 2003, between Borrower and Bank, as amended by a certain Second Loan Modification Agreement dated as of November 4, 2003, between Borrower and Bank, as amended by a certain Third Loan Modification Agreement dated September 29, 2004, between Borrower and Bank, as amended by a certain Fourth Loan Modification Agreement dated December 17, 2004, between Borrower and Bank, as amended by a certain Fifth Loan Modification Agreement dated February 28, 2005, between Borrower and Bank, and as further amended by a certain Sixth Loan Modification Agreement dated as of September 23, 2005, and effective as of August 17, 2005, between Borrower and Bank (as amended, the "Loan Agreement") Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the "Security Documents").

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

3.   DESCRIPTION OF CHANGE IN TERMS.

     A.   Modifications to Loan Agreement.

          1. The Loan Agreement is hereby amended by inserting the following provision entitled "Registration of Intellectual Property Rights" to appear as Section 6.9 thereof:

               "6.9 REGISTRATION OF INTELLECTUAL PROPERTY RIGHTS.

                    Borrower shall not register any Copyrights or Mask Works in the United States Copyright Office unless it: (i) has given at least fifteen (15) days' prior written notice to Bank of its intent to register such Copyrights or Mask Works and has provided Bank with a copy of the application it intends to file with the United States Copyright Office (excluding exhibits thereto); (ii) executes a security agreement/IP Agreement or such other documents as Bank may reasonably request in order to maintain the perfection and priority of Bank's security interest in the Copyrights and Mask Works proposed to be registered with the United States Copyright Office; and (iii) records such IP Agreement with the United States Copyright Office contemporaneously with filing the Copyright application(s) with the United States Copyright Office. Borrower shall promptly provide to Bank a copy of the Copyright application(s) filed with the United States Copyright Office, together with evidence of the recording of the IP Agreement necessary for Bank to maintain the perfection and priority of its security interest in such Copyrights or Mask Works. Borrower shall provide written notice to Bank of any application filed by Borrower in the United States Patent Trademark Office for a patent or to register a trademark or service mark within 30 days of any such filing.

               Borrower shall: (i) protect, defend and maintain the validity and enforceability of all material Intellectual Property; (ii) promptly advise Bank in writing of material infringements of such Intellectual Property; and (iii) not allow any Intellectual Property material to Borrower's business to be abandoned, forfeited or dedicated to the public without Bank's written consent, which shall not be unreasonably withheld, unless Borrower determines that reasonable business practices suggest that abandonment, forfeit or dedication is appropriate."

          2. The Loan Agreement is amended by deleting the following definition appearing in Section 13.1 thereof:

               "INTELLECTUAL PROPERTY" is any copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished, now owned or later acquired; any patents, trademarks, service marks and applications therefor; any trade secret rights, including any rights to unpatented inventions, now owned or hereafter acquired."

               and inserting in lieu thereof the following:

               "INTELLECTUAL PROPERTY: IS

               (a) Copyrights, Trademarks, Patents, and Mask Works including amendments, renewals, extensions and all licenses or other rights to use and all license fees and royalties from the use;

               (b) Any trade secrets and any Intellectual Property rights in computer software and computer software products now or later existing, created, acquired or held;

               (c) All design rights which may be available to Borrower now or later created, acquired or held;

               (d) Any claims for damages (past, present or future) for infringement of any of the rights above, with the right, but not the obligation, to sue and collect damages for use or infringement of the intellectual property rights.

               All proceeds and products of the foregoing, including all insurance, indemnity or warranty payments."

          3. The Loan Agreement is amended by inserting the following definitions to appear alphabetically in Section 13.1 thereof:

               "Copyrights" are all copyright rights, applications or registrations and like protections in each work or authorship or derivative work, whether published or not (whether or not it is a trade secret) now or later existing, created, acquired or held."

               "IP AGREEMENT" that certain Intellectual Property Security Agreement delivered to Bank dated as of January 24, 2006."

               "MASK WORKS" are all mask works or similar rights available for the protection of semiconductor chips, now owned or later acquired."

               "PATENTS" are patents, patent applications and like protections, including improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same."

               "TRADEMARKS" are trademark and service mark rights, registered or not, applications to register and registrations and like protections, and the entire goodwill of the business of Borrower connected with the trademarks."

          4. The Loan Agreement shall be amended by deleting EXHIBIT A to the Loan Agreement in its entirety and inserting in lieu thereof the following text to appear as EXHIBIT A thereto:

               "The Collateral consists of all of Borrower's right, title and interest in and to the following:

               All goods, equipment, inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, general intangibles (including payment intangibles), accounts (including health-care receivables), documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts, fixtures, letters of credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities, and all other investment property, supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located; and

               Any Copyright rights, Copyright applications, Copyright registrations and like protections IN each work of authorship and derivative work, whether published or unpublished, now owned or later acquired; any Patents, Trademarks, service marks and applications therefor; trade styles, trade names, any trade secret rights, including any rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; or any claims for damages by way of any past, present and future infringement of any of the foregoing; and

               All Borrower's books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing."

4. FEES. The Borrower shall also reimburse Bank for all documented reasonable legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5. RATIFICATION OF PERFECTION CERTIFICATE. Except as set for the in Schedule I, Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of August 20, 2002, as amended on December 17, 2004 and February 28, 2005, between Borrower and Bank, and acknowledges, confirms and agrees the disclosures and information Borrower provided to Bank in the Perfection Certificate has not changed, as of the date hereof.

6. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

7. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

8. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

9. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

10. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

     This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:                               BANK:

ATHENAHEALTH, INC.                      SILICON VALLEY BANK,


By: /s/ Carl Byers                      By:  Illegible
    ---------------------------------       ------------------------------------
Name: Carl Byers                        Name:  Illegible
Title: CFO & Treasurer                        ----------------------------------
                                        Title: SVP

                                   SCHEDULE 1
                                       To
                       Seventh Loan Modification Agreement

     The following sections of the Perfection Certificate dated August 20, 2002 are amended as follows:

     1(b) atheanahealth, Inc. is qualified as a foreign corporation in Michigan under the name athenaNet.

     1(c) A wholly owned subsidiary, AthenaNet India Private Limited, was incorporated in Chennai, India in August 2005.

     1(i) The potential claim originally listed is moot. The Company is evaluating other potential claims with respect to trademark infringement.

     2(a) Delete existing information listed and replace with the following: "
          311 Arsenal Street, Watertown, MA 02472"

     2(b) Delete existing information listed and replace with the following:
          "311 Arsenal Street, Watertown, MA 02472"

     2(d) Delete existing information listed and replace with the following:
          "Iron Mountain, Billerica, MA Burlington, MA, Milton NH, Franklin, MA & Northborough, MA (all document storage facilities)"

     3(a) Add the following: One Moody Street, Waltham, MA 02453 (4/99-6/05)

     6(e) The Company has two registered trademarks:

          (a)  athenaNet

          (b)  athenahealth.com

     Schedule 1 to the Sixth Loan Modification Agreement dated September 23, 2005 is deleted in its entirety.

                       EIGHTH LOAN MODIFICATION AGREEMENT

     This Eighth Loan Modification Agreement (this "Loan Modification Agreement") is entered into as of September 21, 2006, but effective as of August 15, 2006, by and between SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462 ("Bank") and ATHENAHEALTH, INC., a Delaware corporation with its chief executive office located at 311 Arsenal Street, Watertown, Massachusetts 02472 ("Borrower").

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of August 20, 2002, evidenced by, among other documents, a certain Loan and Security Agreement dated as of August 20, 2002, between Borrower and Bank, as amended by a certain First Loan Modification Agreement dated as of August 5, 2003, between Borrower and Bank, as amended by a certain Second Loan Modification Agreement dated as of November 4, 2003, between Borrower and Bank, as amended by a certain Third Loan Modification Agreement dated September 29, 2004, between Borrower and Bank, as amended by a certain Fourth Loan Modification Agreement dated December 17, 2004, between Borrower and Bank, as amended by a certain Fifth Loan Modification Agreement dated February 28, 2005, between Borrower and Bank, as amended by a certain Sixth Loan Modification Agreement dated as of September 23, 2005, and effective as of August 17, 2005, between Borrower and Bank, and as further amended by a Seventh Loan Modification Agreement dated as of January 24, 2006, between Borrower and Bank (as amended, the "Loan Agreement") Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the "Security Documents").

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

3. DESCRIPTION OF CHANGE IN TERMS.

     A.   Modifications to Loan Agreement.

          1. The Loan Agreement shall be amended by deleting the following definition appearing in Section 13.1 thereof:

               ""COMMITTED REVOLVING LINE" is an Advance or Advances of up to Eight Million Dollars ($8,000,000.00)."

               ""REVOLVING MATURITY DATE" is August 16, 2006."

               and inserting in lieu thereof:

               "COMMITTED REVOLVING LINE" is an Advance or Advances of up to Ten Million Dollars ($10,000,000.00)."

               ""REVOLVING MATURITY DATE" is August 31, 2007."

4. FEES. Borrower shall pay to Bank a modification fee equal to Fifty Thousand Dollars ($50,000.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof. Borrower shall also reimburse Bank for all documented reasonable legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5. RATIFICATION OF INTELLECTUAL PROPERTY SECURITY AGREEMENT. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Intellectual Property Security Agreement dated as of January 24, 2006, between Borrower and Bank, and acknowledges, confirms and agrees that said Intellectual Property Security Agreement contains an accurate and complete listing of all Intellectual Property Collateral as defined in said Intellectual Property Security Agreement, as updated by SCHEDULE 1 attached hereto shall remain in full force and effect. Notwithstanding the terms and conditions of the Intellectual Property Security Agreement, the Borrower shall not register any Copyrights or Mask Works in the United States Copyright Office unless it: (i) has given at least fifteen (15) days' prior written notice to Bank of its intent to register such Copyrights or Mask Works and has provided Bank with a copy of the application it intends to file with the United States Copyright Office (excluding exhibits thereto); (ii) executes a security agreement or such other documents as Bank may reasonably request in order to maintain the perfection and priority of Bank's security interest in the Copyrights proposed to be registered with the United States Copyright Office; and (iii) records such security documents with the United States Copyright Office contemporaneously with filing the Copyright application(s) with the United States Copyright Office. Borrower shall promptly provide to Bank a copy of the Copyright application(s) filed with the United States Copyright Office, together with evidence of the recording of the security documents necessary for Bank to maintain the perfection and priority of its security interest in such Copyrights or Mask Works. Borrower shall provide written notice to Bank of any application filed by Borrower in the United States Patent Trademark Office for a patent or to register a trademark or service mark within 30 days of any such filing.

6. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

7. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

8. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

9. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

10. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

     This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:                               BANK:

ATHENAHEALTH, INC.                      SILICON VALLEY BANK,


By: /s/ Jonathan Bush                   By: /s/ Clark Hayes
    ---------------------------------       ------------------------------------
Name: Jonathan Bush                     Name: Clark Hayes
Title: President & CEO                  Title: RM

                               PATENT APPLICATIONS

                   PATENT                     DOCKET             APPLICATION    FILING
                DESCRIPTION                     NO.    COUNTRY      NUMBER       DATE     STATUS
                -----------                   ------   -------   -----------   -------   -------
"Method for Sharing of Medical Information"              USA      60/818,181   6/30/06   Pending
Automated Installation and Configuration of              USA      60/832,073   7/20/06   Pending
Medical Practice Management Systems"
"Medical Image Annotation"                               USA      11/514,469    9/1/06   Pending

                                   TRADEMARKS
                         (INCLUDING BUT NOT LIMITED TO)

   TRADEMARK                 REGISTRATION     REG.
  DESCRIPTION     COUNTRY        DATE         NO.     STATUS
  -----------     -------   -------------   -------   ------
ATHENAHEALTH**      USA     July 15, 2003   2737212   Active
athenaClinicals                  None
Payerview                        None

**   Originally ATHENAHEALTH.COM

                             TRADEMARK APPLICATIONS

               TRADEMARK                    DATE     SERIAL
              DESCRIPTION                  FILED     NUMBER
              -----------                 -------   --------
"RUN A PRACTICE NOT AN OBSTACLE COURSE"   6/12/06   78905735
OLIVE BRANCH (DESIGN)                     1/30/06   78802459

                        NINTH LOAN MODIFICATION AGREEMENT

     This Ninth Loan Modification Agreement (this "Loan Modification Agreement") is entered into as of January 29, 2007, by and between SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462 ("Bank") and ATHENAHEALTH, INC., a Delaware corporation with its chief executive office located at 311 Arsenal Street, Watertown, Massachusetts 02472 ("Borrower").

     1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of August 20, 2002, evidenced by, among other documents, a certain Loan and Security Agreement dated as of August 20, 2002, between Borrower and Bank, as amended by a certain First Loan Modification Agreement dated as of August 5, 2003, between Borrower and Bank, as amended by a certain Second Loan Modification Agreement dated as of November 4, 2003, between Borrower and Bank, as amended by a certain Third Loan Modification Agreement dated September 29, 2004, between Borrower and Bank, as amended by a certain Fourth Loan Modification Agreement dated December 17, 2004, between Borrower and Bank, as amended by a certain Fifth Loan Modification Agreement dated February 28, 2005, between Borrower and Bank, as amended by a certain Sixth Loan Modification Agreement dated as of September 23, 2005, and effective as of August 17, 2005, between Borrower and Bank, as amended by a certain Seventh Loan Modification Agreement dated as of January 24, 2006, between Borrower and Bank, and as further amended by a certain Eighth Loan Modification Agreement dated as of September 21, 2006, but effective as of August 15, 2006 (as amended, the "Loan Agreement") Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

     2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and the Intellectual Property Collateral as described in a certain Intellectual Property Security Agreement dated as of January 24, 2006 (as amended, the "IP Security Agreement") (together with any other collateral security granted to Bank, the "Security Documents").

     Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

     3. DESCRIPTION OF CHANGE IN TERMS.

          A. Modifications to Loan Agreement.

               1. The Loan Agreement shall be amended by deleting the following provision appearing in Section 2.3(a) thereof:

                    "(a) INTEREST RATE. The principal amounts outstanding under the Committed Revolving Line shall accrue interest at a per annum rate equal to the aggregate of the Bank's Prime Rate, and one half of one percent ( .50%). After an Event of Default, Obligations shall bear interest at five percent (5.0%) above the rate effective immediately before the Event of Default. The applicable interest rate hereunder shall increase or decrease when the Prime Rate changes. Interest is computed on the basis of a 360-day year for the actual number of days elapsed."

     and inserting in lieu thereof the following:

                    "(a) INTEREST RATE. The principal amounts outstanding under the Committed Revolving Line shall accrue interest at a per annum rate equal to the aggregate of the Bank's Prime Rate, and one half of one percent ( .50%). Commencing on January 29, 2007, the principal amounts outstanding under the Committed Revolving Line shall accrue interest at a per annum rate equal to the Bank's Prime Rate. After an Event of Default, Obligations shall bear interest at five percent (5.0%) above the rate effective immediately before the Event of Default. The applicable interest rate hereunder shall increase or decrease when the Prime Rate changes. Interest is computed on the basis of a 360-day year for the actual number of days elapsed."

               2. The Loan Agreement shall be amended by deleting the following provision appearing as Section 6.7(a) thereof:

                    "(a) ADJUSTED QUICK RATIO. A ratio of Quick Assets to Current Liabilities minus Deferred Revenue of at least: (i)
                    1.20 to 1.0 as of the last day of each month beginning on September 30, 2004 through March 31, 2005, and (ii) 1.0 to
                    1.0 beginning on April 30, 2005, and as of the last day of each month thereafter."

     and inserting in lieu thereof:

                    "(a) ADJUSTED QUICK RATIO. A ratio of Quick Assets to Current Liabilities minus Deferred Revenue of at least: (i)
                    1.20 to 1.0 as of the last day of each month beginning on September 30, 2004 through March 31, 2005, (ii) 1.0 to 1.0 beginning on April 30, 2005 through November 30, 2006, and
                    (iii) 0.90 to 1.0 beginning on December 31, 2006, and as of the last day of each month thereafter."

               3. The Compliance Certificate appearing as EXHIBIT D to the Loan Agreement is hereby replaced with the Compliance Certificate attached as EXHIBIT A hereto.

     4. FEES. Borrower shall pay to Bank a modification fee equal to Two Thousand Five Hundred Dollars ($2,500.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof. Borrower shall also reimburse Bank for all documented reasonable legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

     5. RATIFICATION OF PERFECTION CERTIFICATE. Borrower hereby ratifies, confirms and reaffirms, all and singular, that except as set forth on SCHEDULE A, the terms and disclosures contained in a certain Perfection Certificate dated as of September 21, 2006, between Borrower and Bank, and acknowledges, confirms and agrees the disclosures and information Borrower provided to Bank in the Perfection Certificate has not changed, as of the date hereof.

     6. RATIFICATION OF INTELLECTUAL PROPERTY SECURITY AGREEMENT. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of the IP Security Agreement and acknowledges, confirms and agrees that except as set forth on SCHEDULE B, said IP Security Agreement contains an accurate and complete listing of all Intellectual Property Collateral as defined in said IP Security Agreement, and shall remain in full force and effect.

     7. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

     8. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

     9. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

     10. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

     11. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

     This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:                               BANK:

ATHENAHEALTH, INC.                      SILICON VALLEY BANK,


By: /s/ Jonathan Bush                   By: /s/ Clark Hayes
    ---------------------------------       ------------------------------------
Name: Jonathan Bush                     Name: Clark Hayes
Title: President & CEO                  Title: Relationship Manager

                                    EXHIBIT A

                             COMPLIANCE CERTIFICATE

TO:   SILICON VALLEY BANK

FROM: ATHENAHEALTH, INC.

     The undersigned authorized officer of Athenahealth, Inc., hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer expressly acknowledges that no borrowings may be requested by the Borrower at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that such compliance is determined not just at the date this certificate is delivered.

  PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

REPORTING COVENANT             REQUIRED                           COMPLIES
------------------             --------                           --------
Financial Statements with CC   Monthly w/in 30 days               Yes   No
Annual (CPA Audited) with CC   FYE within 120 days                Yes   No
10K, 10Q and 8K                Within 5 days after filing w/SEC   Yes   No
BBC and A/R Agings             Monthly w/in 20 days (when         Yes   No
                               Advances outstanding)
Audit                          Annually                           Yes   No

FINANCIAL COVENANT               REQUIRED         ACTUAL       COMPLIES
------------------             -----------   ---------------   --------
Maintain on Monthly Basis:
Minimum Adjusted Quick Ratio   1.2:1.0        _____:1.0        Yes   No
                               (from 9/30/04 thru 3/31/05)
                               1.0 to 1.0     _____:1.0        Yes   No
                               (from 4/30/05 thru 11/30/06)
                               0.90 to 1.0    _____:1.0
                               (from 12/31/06 and the last
                               day of each month thereafter)
Minimum Sales Revenue          $_____*,      $_____            Yes   No

*    As set forth in Section 6.7(b) of the Agreement.

Comments Regarding Exceptions: See Attached.

Sincerely,                              BANK USE ONLY


                     Date:              RECEIVED BY:
--------------------       ----------                ---------------------------
SIGNATURE                               DATE:
                                              ----------------------------------


                                        REVIEWED BY:
-------------------------------------                ---------------------------
TITLE                                   COMPLIANCE STATUS: YES/NO

                             SCHEDULE A (PERFECTION)

     Section 6(d) shall be amended to add the following:

                                                 APPLICATION    FILING
PATENT DESCRIPTION                     COUNTRY      NUMBER       DATE      STATUS
------------------                     -------   -----------   --------   -------
Medical Practice Benchmarking            USA      60/843,439     9/8/06   Pending
Medical Document Attachment Handling     USA      11/590,255   10/31/06   Pending

     Section 7 shall be amended to add the following:

     1. On November 29, 2006, Borrower was informed by Horizon Medical Group ("Horizon"), (a current customer of Borrower) that Borrower failed to handle Horizon's billing correctly that the failure has allegedly cost $3,000,000. Borrower denies liability. Horizon has NOT indicated that it plans to terminate its contract with Borrower. Horizon currently owes Borrower approximately $264,000 in fees for services. Borrower is currently reviewing the matter to determine if Borrower will initiate arbitration for the fees.

     2. On December 26, 2006, Borrower received a letter from CP Motion, a customer of Borrower through December 31, 2006. CP Motion alleges that it suffered "severe economic problems due to [Athena's] direct negligence" and that they are preparing a formal complaint. Borrower denies liability. CP Motion currently owes Borrower approximately $177,000 in fees for services. Borrower is currently reviewing the matter to determine whether borrower will initiate arbitration for the fees.

     3. On November 29, 2006, Borrower received a demand letter from the Attorney for J. Elise Davis ("Ms. Davis"). Ms. Davis was an employee who was terminated on October 27, 2006. The letter alleges that Ms. Davis was terminated because of her gender. Ms. Davis is requesting severance and benefits in the amount of approximately $340,000. Borrower has responded to the letter denying discrimination and denying liability.

     4. In late November, 2006, Borrower received from Cambridge Health Alliance ("CHA") (a current customer or Borrower) a written listing of $292,000 in damages from that CHA alleges it suffered because of defective design and/or operation of a systems interface designed and implemented by Borrower. CHA has not indicated that it plans to terminate its contract with Borrower. Borrower denies liability, and is engaging CHA in discussion to seek to resolve the matter.

                                 SCHEDULE B (IP)

The following additional patent applications have been filed with the US Patent/Trademark Office:

                                                 APPLICATION    FILING
PATENT DESCRIPTION                     COUNTRY      NUMBER       DATE      STATUS
------------------                     -------   -----------   --------   -------
Medical Practice Benchmarking            USA      60/843,439     9/8/06   Pending
Medical Document Attachment Handling     USA      11/590,255   10/31/06   Pending

                        TENTH LOAN MODIFICATION AGREEMENT

     This Tenth Loan Modification Agreement (this "Loan Modification Agreement") is entered into as of May 31, 2007, by and between SILICON VALLEY BANK, a California corporation, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462 ("Bank") and ATHENAHEALTH, INC., a Delaware corporation with its chief executive office located at 311 Arsenal Street, Watertown, Massachusetts 02472 ("Borrower").

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of August 20, 2002, evidenced by, among other documents, a certain Loan and Security Agreement dated as of August 20, 2002, between Borrower and Bank, as amended by a certain First Loan Modification Agreement dated as of August 5, 2003, between Borrower and Bank, as amended by a certain Second Loan Modification Agreement dated as of November 4, 2003, between Borrower and Bank, as amended by a certain Third Loan Modification Agreement dated September 29, 2004, between Borrower and Bank, as amended by a certain Fourth Loan Modification Agreement dated December 17, 2004, between Borrower and Bank, as amended by a certain Fifth Loan Modification Agreement dated February 28, 2005, between Borrower and Bank, as amended by a certain Sixth Loan Modification Agreement dated as of September 23, 2005, and effective as of August 17, 2005, between Borrower and Bank, as amended by a certain Seventh Loan Modification Agreement dated as of January 24, 2006, between Borrower and Bank, as amended by a certain Eighth Loan Modification Agreement dated as of September 21, 2006, but effective as of August 15, 2006, and as further amended by a certain Ninth Loan Modification Agreement dated as of January 29, 2007, between Borrower and Bank (as amended, the "Loan Agreement") Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and the Intellectual Property Collateral as described in a certain Intellectual Property Security Agreement dated as of January 24, 2006 (as amended, the "IP Security Agreement") (together with any other collateral security granted to Bank, the "Security Documents").

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

3. DESCRIPTION OF CHANGE IN TERMS.

     A. Modifications to Loan Agreement.

          1. The Loan Agreement shall be amended by deleting the following provision appearing as Section 6.7(a) thereof:

                    "(a) ADJUSTED QUICK RATIO. A ratio of Quick Assets to Current Liabilities minus Deferred Revenue of at least: (i)
                    1.20 to 1.0 as of the last day of each month beginning on September 30, 2004 through March 31, 2005, (ii) 1.0 to 1.0 beginning on April 30, 2005 through November 30, 2006, and
                    (iii) 0.90 to 1.0 beginning on December 31, 2006, and as of the last day of each month thereafter."

               and inserting in lieu thereof:

                    "(a) ADJUSTED QUICK RATIO. A ratio of Quick Assets to Current Liabilities minus Deferred Revenue of at least: (i)
                    1.20 to 1.0 as of the last day of each month beginning on September 30, 2004 through March 31, 2005, (ii) 1.0 to 1.0 beginning on April 30, 2005 through November 30, 2006, (iii)
                    0.90 to 1.0 beginning on December 31, 2006, through February 28, 2007, and (iv) 0.85 to 1.0 beginning with the month ended March 31, 2007 through May 31, 2007, and (v) 0.90 to
                    1.0 beginning with the month ending June 30, 2007, and as of the last day of each month thereafter."

          2. The Loan Agreement shall be amended by deleting the following definitions appearing in Section 13.1 thereof:

                    ""CURRENT LIABILITIES" are the aggregate amount of Borrower's Total Liabilities which mature within one (1) year, which shall include, without limitation, all obligations of Borrower to Bank."

                    ""REVOLVING MATURITY DATE" is August 31, 2007." and inserting in lieu thereof the following:

                    "CURRENT LIABILITIES" are the aggregate amount of Borrower's Total Liabilities (excluding deferred rent) which mature within one (1) year, which shall include, without limitation, all obligations of Borrower to Bank."

                    "REVOLVING MATURITY DATE" is August 30, 2008."

          3. The Compliance Certificate appearing as EXHIBIT D to the Loan Agreement is hereby replaced with the Compliance Certificate attached as EXHIBIT A hereto

4. FEES. Borrower shall pay to Bank a modification fee equal to Fifty Thousand Dollars ($50,000.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof. Borrower shall also reimburse Bank for all documented reasonable legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5. RATIFICATION OF PERFECTION CERTIFICATE. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain

Perfection Certificate dated as of September 21, 2006, as updated pursuant to Schedule A of that certain Ninth Loan Modification Agreement by and between Borrower and Bank dated as of January 29, 2007 and as further updated pursuant to Schedule A attached hereto, and acknowledges, confirms and agrees the disclosures and information Borrower provided to Bank in the Perfection Certificate have not changed as of the date hereof.

6. RATIFICATION OF INTELLECTUAL PROPERTY SECURITY AGREEMENT. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of the IP Security Agreement, as updated pursuant to Schedule B of that certain Ninth Loan Modification Agreement by and between Borrower and Bank dated as of January 29, 2007 and as further updated pursuant to Schedule B attached hereto, and acknowledges, confirms and agrees that said IP Security Agreement, contains an accurate and complete listing of all Intellectual Property Collateral as defined in said IP Security Agreement, and shall remain in full force and effect.

7. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

8. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

9. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

10. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

11. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

     This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:                               BANK:

ATHENAHEALTH, INC.                      SILICON VALLEY BANK,


By: /s/ Jonathan Bush                   By: /s/ Clark Hayes
    ---------------------------------       ------------------------------------
Name: Jonathan Bush                     Name: Clark Hayes
Title: President & CEO                  Title: RM